To: From:	April 4, 2008
Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:David Wilson
Telephone:907-297-3000
Facsimile:907-297-3052
Barclays Capital Inc.,
as Agent for Barclays Bank PLC
200 Park Avenue
New York, New York 10166
Telephone:212-412-4000
Facsimile:212-412-7519
Re:	Convertible Bond Hedge Transaction (Transaction Reference Number: BN57235)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below, as amended on April 4, 2008 (the “Transaction”), between Barclays Bank PLC (“Dealer”) and Alaska Communications Systems Group, Inc. (“Counterparty”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below, as well as for purposes of Rule 10b-10 promulgated under the Securities Exchange Act of 1934, as amended. An affiliate of Dealer, Barclays Capital Inc. (the “Agent”), is acting as Dealer’s agent for this Transaction.

1. This Confirmation is subject to, and incorporates, the definitions and provisions of the 2006 ISDA Definitions (the “2006 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions” and together with the 2006 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2006 Definitions and the Equity Definitions, the Equity Definitions will govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated April 2, 2008 (the “Offering Memorandum”) and the Indenture to be dated on or about April 8, 2008, by and between Counterparty and The Bank of New York as trustee (the “Indenture”), each relating to the USD125,000,000 principal amount of 5.75% convertible notes due March 1, 2013 (the “Convertible Securities”), including the Convertible Securities issued pursuant to the initial purchasers’ exercise of their option to purchase additional Convertible Securities pursuant to the Purchase Agreement (as defined below). Counterparty shall provide Dealer a copy of the executed Indenture on the Effective Date. In the event of any inconsistency between the terms defined in the Indenture or defined in the Offering Memorandum and this Confirmation, this Confirmation shall govern. For the avoidance of doubt, references herein to provisions of the Indenture are based on the description of the Convertible Securities set forth in the Offering Memorandum. If any relevant provisions of the Indenture differ in any material respect from those described in the Offering Memorandum, the parties will, if appropriate, amend this Confirmation in good faith to preserve the economic intent of the parties. The parties further acknowledge that if the Indenture is amended, modified or supplemented following its execution, any such amendment, modification or supplement will be disregarded for purposes of this Confirmation unless the parties agree otherwise in writing.

This Confirmation evidences a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”), as if Dealer and Counterparty had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation) on the Trade Date. For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

Each of Dealer and Counterparty acknowledges to and agrees with the other party hereto and to and with the Agent that (i) the Agent is acting as agent for Dealer under the Transaction pursuant to instructions from Dealer, (ii) the Agent is not a principal or party to the Transaction, and may transfer its rights and obligations with respect to the Transaction, (iii) the Agent shall have no responsibility, obligation or liability to either party in respect of the Transaction, (iv) Dealer and the Agent have not given, and Counterparty is not relying (for purposes of making any investment decision or otherwise) upon, any statements, opinions or representations (whether written or oral) of Dealer or the Agent, other than the representations expressly set forth in this Confirmation and the Agreement, and (v) each party agrees to proceed solely against the other party, and not the Agent, to collect or recover any money or securities owed to it in connection with the Transaction. Each party hereto acknowledges and agrees that the Agent is an intended third party beneficiary hereunder. Counterparty acknowledges that the Agent is an Affiliate of Dealer.

Dealer is not a member of the Securities Investor Protection Corporation.

2. The Transaction constitutes a Share Option Transaction for purposes of the Equity Definitions. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	April 2, 2008.

Effective Date: The closing date of the initial issuance of the Convertible Securities.

Option Type: Seller: Buyer:	Call. Dealer. Counterparty.

Shares: The Common Stock of Counterparty, par value USD0.01 per share (Ticker Symbol: “ALSK”).

Number of Options: The number of Convertible Securities in denominations of USD1,000 principal amount issued by Counterparty on the closing date for the initial issuance of the Convertible Securities (including the Convertible Securities issued pursuant to the initial purchasers’ exercise of their option to purchase additional Convertible Securities pursuant to the Purchase Agreement (as defined below)).

Number of Shares: As of any date, the product of the Number of Options and the Conversion Rate.

Applicable Percentage: 50%.

Option Entitlement: As of any date, a number of Shares per Option equal to the Conversion Rate.

Strike Price: As of any date, USD1,000 divided by the Option Entitlement.

Conversion Rate: As of any date, the “Applicable Conversion Rate” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ General”) as of such date, but without regard to any adjustments to the “Applicable Conversion Rate” as set forth in the section of the Indenture containing the provision described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Adjustment to shares delivered upon conversion upon certain fundamental changes” (a “Fundamental Change Adjustment”) or any discretionary adjustment as set forth in the section of the Indenture containing the provisions described in the sixth to last paragraph in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” (i.e., the paragraph commencing with “We are permitted to increase . . .”) (a “Discretionary Adjustment”).

Premium: Premium Payment Date:	USD10,215,625.00. The Effective Date.

Exchange: The NASDAQ Global Select Market of the Nasdaq Stock Market, Inc.

Related Exchange:	All Exchanges.
Procedures for Exercise:
Potential Exercise Dates:	Each Conversion Date.

Conversion Date: Each “Conversion Date” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion procedures”) occurring during the period from and excluding the Trade Date to but excluding the Expiration Date, for Convertible Securities that are submitted for conversion on such Conversion Date in accordance with the terms of the Indenture (such Convertible Securities, each in denominations of USD1,000 principal amount, the “Relevant Convertible Securities” for such Conversion Date).

Required Exercise on

Conversion Dates: On each Conversion Date, a number of Options equal to the number of Relevant Convertible Securities for such Conversion Date in denominations of USD1,000 principal amount shall be automatically exercised, subject to “Notice of Exercise” below.

Expiration Date: March 1, 2013.

Automatic Exercise: As provided above under “Required Exercise on Conversion Dates”.

Notice Deadline: In respect of any exercise of Options hereunder on any Conversion Date, the Scheduled Trading Day prior to the first Scheduled Valid Day of the Settlement Averaging Period relating to the Convertible Securities converted on the Conversion Date occurring on the relevant Exercise Date; provided that in the case of any exercise of Options hereunder in connection with the conversion of any Relevant Convertible Securities on any Conversion Date occurring during the period starting on, and including, November 1, 2012 and ending on, and including, the “Scheduled Trading Day” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) immediately preceding the “Maturity Date” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ General”) (the “Final Conversion Period”), the Notice Deadline shall be the “Scheduled Trading Day” immediately preceding the “Maturity Date”.

Notice of Exercise: Notwithstanding anything to the contrary in the Equity Definitions, Dealer shall have no obligation to make any payment or delivery in respect of any exercise of Options hereunder unless Counterparty notifies Dealer in writing prior to 5:00 PM, New York City time, on the Notice Deadline in respect of such exercise of (i) the number of Options being exercised on such Exercise Date, (ii) the Conversion Date and (iii) the applicable settlement method under the Indenture and “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”); provided that in the case of any exercise of relevant Options in connection with the conversion of any Relevant Convertible Securities on any Conversion Date occurring during the Final Conversion Period, the contents of such notice shall be as set forth in clause (i) above. Counterparty acknowledges its responsibilities under applicable securities laws, and in particular Section 9 and Section 10(b) of the Exchange Act (as defined below) and the rules and regulations thereunder, in respect of any election of a settlement method or a “Specified Dollar Amount” with respect to the Convertible Securities. For the avoidance of doubt, if Counterparty fails to give such notice when due in respect of any exercise of Options hereunder, (i) such notice (and the related exercise of Options) shall be effective for Relevant Convertible Securities with a Conversion Date prior to the Final Conversion Period if given after the Notice Deadline, but prior to 5:00 PM New York City time, on the fifth Scheduled Trading Day following the Notice Deadline, in which event the Calculation Agent shall have the right to adjust the Delivery Obligation as appropriate to reflect the additional costs (including, but not limited to, hedging mismatches and market losses) and expenses incurred by Dealer in connection with its hedging activities (including the unwinding of any hedge position) as a result of Dealer not having received such notice on or prior to the Notice Deadline, (ii) in respect of any exercise of Options relating to the conversion of any Relevant Convertible Securities with a Conversion Date during the Final Conversion Period, Dealer’s obligation to make any payment or delivery with respect to such exercise shall be permanently extinguished, and late notice shall not cure such failure and (iii) in any other case of late notice, the Calculation Agent shall determine the amount of Shares and/or cash Dealer is obligated to deliver in respect of such Options and the settlement date therefor.

Final Period Start Date Election: Counterparty shall notify Dealer in writing of the “Specified Dollar Amount” for any Conversion Date occurring on or after August 2, 2012 (the “Final Period Start Date”) by 5:00 PM New York City time, on August 1, 2012; it being understood that Counterparty shall notify Dealer of the same “Specified Dollar Amount” that is applicable to conversions of the Convertible Securities on and after the Final Period Start Date and Counterparty may elect to settle its conversion obligation under the Indenture by cash, Shares or a combination of cash and Shares.

Dealer’s Telephone Number and Telex and/or Facsimile Number and Contact Details for purpose of Giving Notice:	To be provided by Dealer.

Settlement Terms:

Settlement Method: Net Share Extended Settlement, Net Share Regular Settlement, Combination Settlement or Cash Settlement consistent with the settlement method elected by Counterparty for the Relevant Convertible Securities and subject to the provisions below.

Net Share Extended Settlement: Net Share Extended Settlement shall apply if either (i) Counterparty has elected or been deemed to have elected to deliver only Shares to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities or (ii) Counterparty has elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” in connection with the conversion of the Relevant Convertible Securities and the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is less than $1,000.

Net Share Regular Settlement: Net Share Regular Settlement shall apply if (i) Counterparty has elected or been deemed to have elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities and (ii) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is equal to $1,000.

Combination Settlement: Combination Settlement shall apply if (i) Counterparty has elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities and (ii) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is greater than $1,000.

Cash Settlement: Cash Settlement shall apply if Counterparty has elected to deliver only cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities.

Delivery Obligation: In respect of an Exercise Date occurring on a Conversion Date, in lieu of the obligations set forth in Sections 8.1 and 9.1 of the Equity Definitions, and subject to “Notice of Exercise” above, Dealer will deliver to Counterparty, on the relevant Settlement Date,

(a) if Net Share Extended Settlement applies, the Applicable Percentage of a number of Shares equal to the Net Shares (calculated based on the Settlement Averaging Period for Net Share Extended Settlement) in respect of the relevant Options exercised on such Exercise Date. In no event will the Net Shares be less than zero.

(b) if Net Share Regular Settlement applies, the Applicable Percentage of a number of Shares equal to the Net Shares (calculated based on the Settlement Averaging Period for Net Share Regular Settlement) in respect of the relevant Options exercised on such Exercise Date. In no event will the Net Shares be less than zero.

(c) if Combination Settlement applies, the Applicable Percentage of an amount of cash and a number of Shares, if any, equal to the Combination Amount.

(d) if Cash Settlement applies, the Applicable Percentage of an amount of cash equal to the Conversion Value in excess of $1,000.

If such exercise relates to the conversion of Relevant Convertible Securities in connection with which holders thereof are entitled to receive additional Shares and/or cash pursuant to the adjustments to the “Applicable Conversion Rate” pursuant to a Fundamental Change Adjustment, then, notwithstanding the foregoing, the Delivery Obligation shall include the Applicable Percentage of such additional Shares and/or cash, except that the Delivery Obligation shall be capped so that the value of the Delivery Obligation per Option (with the value of any Shares included in the Delivery Obligation determined by the Calculation Agent using the VWAP Price on the last day of the relevant Settlement Averaging Period) does not exceed the amount as determined by the Calculation Agent that would be payable by Dealer pursuant to Section 6 of the Agreement if such Conversion Date were an Early Termination Date resulting from an Additional Termination Event with respect to which the Transaction (except that, for purposes of determining such amount the Number of Options shall be deemed to be equal to the number of Options exercised on such Exercise Date) was the sole Affected Transaction and Counterparty was the sole Affected Party (determined without regard to Section 8(b) of this Confirmation).

Dealer will deliver cash in lieu of any fractional Shares to be delivered with respect to any Net Shares or Combination Amount valued at the VWAP Price for the last Valid Day of the relevant Settlement Averaging Period.

If Counterparty is permitted to or required to exercise discretion under the terms of the Indenture with respect to any determination, calculation or adjustment relevant to conversion of the Convertible Securities, Counterparty shall consult with Dealer with respect thereto and shall make such determination, calculation or adjustment for purposes of the Convertible Securities in a commercially reasonable manner.

Net Shares: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, a number of Shares equal to the sum of, for each Valid Day during the applicable Settlement Averaging Period for such Option, (i) the Option Entitlement on such Valid Day multiplied by (ii) (A) the VWAP Price on such Valid Day less the Strike Price, divided by (B) such VWAP Price, divided by (iii) the number of Valid Days in such Settlement Averaging Period; provided however that if the calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number “zero”.

Valid Day: A day on which (i) trading in the Shares generally occurs on the Exchange or, if the Shares are not then listed on the Exchange, on the principal other U.S. national or regional securities exchange on which the Shares are then listed or, if the Shares are not then listed on a U.S. national or regional securities exchange, in the principal other market on which the Shares are then traded and (ii) there is no Market Disruption Event.

Scheduled Valid Day: A day on which trading in the Shares is scheduled to occur on the principal U.S. national or regional securities exchange or market on which the Shares are listed or admitted for trading. If the Shares are not so listed or admitted for trading, “Scheduled Valid Day” means a New York Business Day.

Market Disruption Event: Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof, and by amending and restating clause (a)(iii) thereof in its entirety to read as follows: “(iii) an Early Closure that the Calculation Agent determines is material.”

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

VWAP Price: On any Valid Day, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ALSK.UQ <equity> VAP” (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Valid Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Valid Day, as determined by the Calculation Agent using a volume-weighted average price method).

Settlement Averaging Period: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date,

(x) with respect to an Option with a Conversion Date occurring prior to the Final Period Start Date, (i) if Net Share Extended Settlement applies, the one hundred twenty (120) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date or (ii) if Net Share Regular Settlement, Combination Settlement or Cash Settlement applies, the sixty (60) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date, or

(y) if Net Share Extended Settlement applies with respect to such Option with a Conversion Date occurring on or after the Final Period Start Date, the one hundred twenty (120) consecutive Valid Days commencing on, and including, the one hundred twenty second (122nd) Scheduled Valid Day immediately prior the Expiration Date; or

(z) if either Net Share Regular Settlement, Combination Settlement or Cash Settlement applies with respect to such Option with a Conversion Date occurring on or after the Final Period Start Date, (A) if the Conversion Date occurs during the Final Conversion Period, the sixty (60) consecutive Valid Days commencing on, and including, the sixty second (62nd) Scheduled Valid Day immediately prior to the Expiration Date or (B) if the Conversion Date occurs on or after the Final Period Start Date but before the Final Conversion Period, the sixty (60) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date.

Combination Amount: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, (A) an amount of cash equal to the difference between (i) the lesser of (x) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) and (y) the Conversion Value and (ii) $1,000, and (B) to the extent the Conversion Value exceeds the applicable “Specified Dollar Amount”, a number of Shares equal to the sum of the Daily Share Amounts for each of the Valid Days during the applicable Settlement Averaging Period; provided, however, that if the calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number “zero”.

Daily Share Amount: Means, for each Valid Day during the applicable Settlement Averaging Period, (A) the greater of (i) zero and (ii) the Option Entitlement on such Valid Day minus the quotient of (x) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) divided by (y) the VWAP Price on such Valid Day divided by (B) 60.

Conversion Value: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, an amount equal to the sum of, for each Valid Day during the applicable Settlement Averaging Period for such Option, (A) the product of (i) the Option Entitlement on such Valid Day and (ii) the VWAP Price on such Valid Day divided by (B) 60.

Settlement Date: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, the date Shares and/or cash will be delivered with respect to the Convertible Securities related to such Option under the terms of the Indenture; provided however that the Settlement Date shall not be prior to the date one Settlement Cycle following the final day of the relevant Settlement Averaging Period.

Other Applicable Provisions: To the extent Dealer is obligated to deliver Shares hereunder, the provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws arising as a result of the fact that Counterparty is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Restricted Certificated Shares: Notwithstanding anything to the contrary in the Equity Definitions, Dealer may, in whole or in part, deliver Shares required to be delivered to Counterparty hereunder in certificated form in lieu of delivery through the Clearance System. With respect to such certificated Shares, the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by deleting the remainder of the provision after the word “encumbrance” in the fourth line thereof.

Share Adjustments:

Method of Adjustment: Notwithstanding Section 11.2 of the Equity Definitions, upon the occurrence of any event or condition set forth in the sections of the Indenture containing the provisions described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” other than any event or condition that would result in a Fundamental Change Adjustment or a Discretionary Adjustment (each, an “Adjustment Event”), the Calculation Agent shall make a corresponding adjustment, if necessary, to the terms relevant to the exercise, settlement, payment or other terms of the Transaction. Immediately upon the occurrence of any Adjustment Event, Counterparty shall notify the Calculation Agent of such Adjustment Event; and once the adjustments to be made to the terms of the Indenture and the Convertible Securities in respect of such Adjustment Event have been determined, Counterparty shall immediately notify the Calculation Agent in writing of the details of such adjustment.

Dividend Adjustment: If at any time during the period from, but excluding, the Trade Date to, and including, the later of the Expiration Date and the last day of the final Settlement Averaging Period, an ex-dividend date for any cash dividend or distribution occurs with respect to the Shares (an “Ex-Dividend Date”) and that dividend or distribution is less than the Regular Dividend on a per Share basis, then the Calculation Agent will adjust any variable relevant to the exercise, settlement, payment or other terms of the Transaction to preserve the fair value of the Transaction to Dealer after taking into account such dividend or distribution. If no Ex-Dividend Date occurs within any regular quarterly dividend period, Counterparty shall be deemed to have paid a cash dividend in an amount of zero with an Ex-Dividend Date occurring on the last Exchange Business Day of such regular quarterly dividend period.

Regular Dividend: USD 0.215 per quarter.

Extraordinary Events:

Merger Events: Notwithstanding Section 12.1(b) of the Equity Definitions, a “Merger Event” means the occurrence of any event or condition set forth in the section of the Indenture containing the provisions described in the eighth to last paragraph in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” (i.e., the paragraph commencing with “In the event of: any reclassification . . .”).

Consequences of Merger Events: Notwithstanding Section 12.2 of the Equity Definitions, upon the occurrence of a Merger Event, the Calculation Agent shall make the corresponding adjustment in respect of any adjustment under the Indenture to any one or more of the nature of the Shares, the Number of Options and any other variable relevant to the exercise, settlement, payment or other terms of the Transaction; provided however that such adjustment shall be made without regard to any adjustment to the “Applicable Conversion Rate” pursuant to a Fundamental Change Adjustment or a Discretionary Adjustment; and provided further that the Calculation Agent may limit or alter any such adjustment referenced in this paragraph so that the fair value of the Transaction to Dealer is not reduced as a result of such adjustment in the case of a “Fundamental Change” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Fundamental change permits holders to require us to purchase notes”) described in clauses (1) or (2) of the definition thereof (for the avoidance of doubt, determined without regard to the 90% publicly traded securities carve-out); and provided further that if, with respect to a Merger Event, the consideration for the Shares includes (or, at the option of a holder of Shares, may include) shares of an entity or person not organized under the laws of the United States, any State thereof or the District of Columbia, Cancellation and Payment (Calculation Agent Determination) shall apply.

Notice of Merger Consideration: Upon the occurrence of a Merger Event that causes the Shares to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of election of the holders of the Shares), Counterparty shall reasonably promptly (but, in any event, prior to the date on which such Merger Event is consummated) notify the Calculation Agent of (i) the weighted average of the types and amounts of consideration to be received by the holders of Shares entitled to receive cash, securities or other property or assets with respect to or in exchange for such Shares in any Merger Event who affirmatively make such an election and (ii) the details of the adjustment to be made under the Indenture in respect of such Merger Event.

Nationalization, Insolvency

•	r Delisting: Cancellation and Payment (Calculation Agent Determination); provided that, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Hedging Party:	(a)Change in Law: (b)Failure to Deliver: (c)Insolvency Filing: (d)Hedging Disruption: (e)Increased Cost of Hedging:	Applicable. Applicable. Applicable. Applicable. Applicable. For all applicable Additional Disruption Events, Dealer.
Determining Party:		For all applicable Additional Disruption Events, Dealer.
Acknowledgments:
Non-Reliance:		Applicable.
Agreements and Acknowledgments
Regarding Hedging Activities:		Applicable.
Additional Acknowledgments:		Applicable.
3.	Calculation Agent:	Dealer.

4. Account Details:

Dealer Payment Instructions: Counterparty Payment Instructions:	Barclays Bank PLC, New York A/C#: 50038524 SWIFT Code: BARCUS33 f/b/o BARCGB33 Ref: Equity Derivatives First National Bank Alaska

ABA: 125 200 060
Account Name: Alaska Communications Systems

Account No.: 1512 540 4

5. Offices:

The Office of Dealer for the Transaction is:
Barclays Bank PLC 5 The North Colonnade
Canary Wharf, London E14 4BB
England Facsimile: Phone:	44(20) 777 36461 44(20) 777 36810

The Office of Counterparty for the Transaction is: Not applicable.

6. Notices: For purposes of this Confirmation:

Address for notices or communications to Counterparty:
To:	Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:	David Wilson
Title: Chief Financial Officer
Telephone:	907-297-3000
Facsimile:	907-297-3052
Address for notices or communications to Dealer:
To:	Barclays Capital, Inc.
200 Park Avenue
New York, New York 10166
Attention:	General Counsel
Telephone:	212-412-4000
Facsimile:	212-412-7519
with a copy to:
To:	Barclays Capital Inc.,
200 Park Avenue
New York, 10166
Attention:	Equity Products
and
To:	Barclays Bank PLC,
5 The North Colonnade
Canary Wharf, London E14 4BB
Phone:	44(20) 777 36810
Facsimile:	44(20) 777 36461

7. Representations, Warranties and Agreements:

(a) In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Counterparty represents and warrants to and for the benefit of, and agrees with, Dealer as follows:

(i) On the Trade Date, and as of the date of any election by Counterparty of the Share Termination Alternative under (and as defined in) Section 8(b) below, none of Counterparty and its officers and directors is aware of any material nonpublic information regarding Counterparty or the Shares. On the Trade Date, each of Counterparty’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are required to be filed from and including the ending date of Counterparty’s most recent prior fiscal year have been filed.

(ii) (A) On the Trade Date, the Shares or securities that are convertible into, or exchangeable or exercisable for Shares, are not, and shall not be, subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act (“Regulation M”) and (B) Counterparty shall not engage in any “distribution,” as such term is defined in Regulation M, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M, until the second Exchange Business Day immediately following the Trade Date.

(iii) On the Trade Date, neither Counterparty nor any “affiliate” or “affiliated purchaser” (each as defined in Rule 10b-18 under the Exchange Act (“Rule 10b-18”)) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares, except through Dealer.

(iv) Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Dealer is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 128, 133, 149 (each as amended), or 150, EITF Issue No. 00-19, 01-6, 03-6 or 07-5 (or any successor issue statements), under FASB’s Liabilities & Equity Project or under any other accounting guidance.

(v) Without limiting the generality of Section 3(a)(iii) of the Agreement, the Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act.

(vi) Prior to the Trade Date, Counterparty shall deliver to Dealer a resolution of Counterparty’s board of directors authorizing the Transaction and such other certificate or certificates as Dealer shall reasonably request.

(vii) Counterparty is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(viii) Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(ix) On each of the Trade Date and the Premium Payment Date, Counterparty would be able to purchase the Shares hereunder in compliance with the laws of the jurisdiction of its incorporation.

(x) The representations and warranties of Counterparty set forth in Section 3 of the Agreement and Section 1 of the Purchase Agreement, dated April 2, 2008, between Counterparty and Banc of America Securities LLC as the representative of the initial purchasers party thereto (the “Purchase Agreement”) are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein.

(xi) Counterparty understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency.

(b) Each of Dealer and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c) Each of Dealer and Counterparty acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof. Accordingly, Counterparty represents and warrants to Dealer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account and without a view to the distribution or resale thereof, and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d) Each of Dealer and Counterparty agrees and acknowledges that Dealer is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Dealer is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(e) Counterparty shall deliver to Dealer an opinion of counsel, dated as of the Effective Date and reasonably acceptable to Dealer in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8. Other Provisions:

(a) Additional Termination Events. The occurrence of (i) an “Event of Default” with respect to Counterparty under the terms of the Convertible Securities as set forth in the Indenture as described in the Offering Memorandum under “Description of notes — Events of default” or (ii) an Amendment Event shall be an Additional Termination Event with respect to which the Transaction is the sole Affected Transaction and Counterparty is the sole Affected Party and Dealer shall be the party entitled to designate an Early Termination Date pursuant to Section 6(b) of the Agreement.

“Amendment Event” means that Counterparty amends, modifies, supplements, waives or obtains a waiver in respect of any term of the Indenture or the Convertible Securities governing the principal amount, coupon, maturity, repurchase obligation of Counterparty, redemption right of Counterparty, any term relating to conversion of the Convertible Securities (including changes to the conversion price, conversion settlement dates or conversion conditions), or any term that would require consent of the holders of not less than 100% of the principal amount of the Convertible Securities to amend, in each case without the prior consent of Dealer.

(b) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, subject to Section 8(k) below, Dealer shall owe Counterparty any amount pursuant to “Consequences of Merger Events” above or Sections 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, that resulted from an event or events within Counterparty’s control) (a “Payment Obligation”), Counterparty shall have the right, in its sole discretion, to require Dealer to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the relevant merger date, Announcement Date, Early Termination Date or date of cancellation or termination for an Additional Disruption Event, as applicable (“Notice of Share Termination”); provided that if Counterparty does not require Dealer to satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty’s failure to elect or election to the contrary. Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the relevant merger date, Announcement Date, Early Termination Date or date of cancellation or termination for an Additional Disruption Event, as applicable:

Share Termination Alternative: Share Termination Delivery Property: Share Termination Unit Price: Share Termination Delivery Unit: Failure to Deliver: Other applicable provisions:	Applicable and means that Dealer shall
deliver to Counterparty the Share
Termination Delivery Property on the date on
which the Payment Obligation would otherwise
be due pursuant to “Consequences of Merger
Events” above, Section 12.7 or 12.9 of the
Equity Definitions or Section 6(d)(ii) of
the Agreement, as applicable or such later
date as the Calculation Agent may determine
(the “Share Termination Payment Date”), in
satisfaction of the Payment Obligation.

A number of Share Termination Delivery
Units, as calculated by the Calculation
Agent, equal to the Payment Obligation
divided by the Share Termination Unit Price.
The Calculation Agent shall adjust the
Share Termination Delivery Property by
replacing any fractional portion of a
security therein with an amount of cash
equal to the value of such fractional
security based on the values used to
calculate the Share Termination Unit Price.
The value of property contained in one Share
Termination Delivery Unit on the date such
Share Termination Delivery Units are to be
delivered as Share Termination Delivery
Property, as determined by the Calculation
Agent in its discretion by commercially
reasonable means and notified by the
Calculation Agent to Dealer at the time of
notification of the Payment Obligation.
In the case of a Termination Event, Event of
Default, Delisting or Additional Disruption
Event, one Share or, in the case of an
Insolvency, Nationalization or Merger Event,
a unit consisting of the number or amount of
each type of property received by a holder
of one Share (without consideration of any
requirement to pay cash or other
consideration in lieu of fractional amounts
of any securities) in such Insolvency,
Nationalization or Merger Event. If such
Insolvency, Nationalization or Merger Event
involves a choice of consideration to be
received by holders, such holder shall be
deemed to have elected to receive the
maximum possible amount of cash.
Applicable.
If Share Termination Alternative is
applicable, the provisions of Sections 9.8,
9.9, 9.10, 9.11 (except that the
Representation and Agreement contained in
Section 9.11 of the Equity Definitions shall
be modified by excluding any representations
therein relating to restrictions,
obligations, limitations or requirements
under applicable securities laws arising as
a result of the fact that Counterparty is
the Issuer of the Shares) and 9.12 of the
Equity Definitions will be applicable as if
“Physical Settlement” applied to the
Transaction, except that all references to
“Shares” shall be read as references to
“Share Termination Delivery Units.”

(c) Disposition of Hedge Shares. Counterparty hereby agrees that if, in the good faith reasonable judgment of Dealer, any Shares (the “Hedge Shares”) acquired by Dealer for the purpose of hedging its obligations pursuant to the Transaction cannot be sold in the public market by Dealer without registration under the Securities Act, Counterparty shall, at its election: (i) in order to allow Dealer to sell the Hedge Shares in a registered offering, make available to Dealer an effective registration statement under the Securities Act to cover the resale of such Hedge Shares and (A) enter into an agreement, in form and substance satisfactory to Dealer, substantially in the form of an underwriting agreement for a registered offering, (B) provide accountant’s “comfort” letters in customary form for registered offerings of equity securities, (C) provide disclosure opinions of nationally recognized outside counsel to Counterparty reasonably acceptable to Dealer, (D) provide other customary opinions, certificates and closing documents customary in form for registered offerings of equity securities and (E) afford Dealer a reasonable opportunity to conduct a “due diligence” investigation with respect to Counterparty customary in scope for underwritten offerings of equity securities; provided, however, that if Dealer, in its sole reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section 8(c) shall apply at the election of Counterparty; (ii) in order to allow Dealer to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to Dealer, including customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Dealer, due diligence rights (for Dealer or any designated buyer of the Hedge Shares from Dealer), opinions and certificates and such other documentation as is customary for private placements agreements, all reasonably acceptable to Dealer (in which case, the Calculation Agent shall make any adjustments to the terms of the Transaction that are necessary, in its reasonable judgment, to compensate Dealer for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement); or (iii) purchase the Hedge Shares from Dealer at the VWAP Price on such Exchange Business Days, and in the amounts, requested by Dealer. “VWAP Price” means, on any Exchange Business Day, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ALSK.UQ <equity> VAP” (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Exchange Business Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Exchange Business Day, as determined by the Calculation Agent using a volume-weighted method). This paragraph shall survive the termination, expiration or Early Unwind of the Transaction.

(d) Amendment to Equity Definitions. The following amendment shall be made to the Equity Definitions:

Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA 2002 Master Agreement with respect to that Issuer.”

(e) Repurchase and Conversion Rate Adjustment Notices. Counterparty shall, at least 10 Scheduled Trading Days prior to effecting any repurchase of Shares or consummating or otherwise executing or engaging in any transaction or event (a “Conversion Rate Adjustment Event”) that would lead to an increase in the Applicable Conversion Rate (as such term is defined in the Indenture), give Dealer a written notice of such repurchase or Conversion Rate Adjustment Event (a “Percentage Notice”) if, following such repurchase or Conversion Rate Adjustment Event, the Notice Percentage as determined on the date of such Percentage Notice is (i) greater than 6% and (ii) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Shares and the denominator of which is the number of Shares outstanding on such day. In the event that Counterparty fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this Section 8(e) then Counterparty agrees to indemnify and hold harmless Dealer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Counterparty will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Counterparty) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Dealer.

(f) Transfer and Assignment. Either party may transfer any of its rights or obligations under the Transaction with the prior written consent of the non-transferring party, such consent not to be unreasonably withheld. For the avoidance of doubt, Dealer may condition its consent on any of the following, without limitation: (i) the receipt by Dealer of opinions and documents reasonably satisfactory to Dealer in connection with such assignment, (ii) such assignment being effected on terms reasonably satisfactory to Dealer with respect to any legal and regulatory requirements relevant to Dealer, (iii) Counterparty continuing to be obligated to provide notices hereunder relating to the Convertible Securities and continuing to be obligated with respect to “Disposition of Hedge Shares” and “Repurchase and Conversion Rate Adjustment Notices” above, (iv) such assignment being made to a U.S. person (as defined in the Internal Revenue Code of 1986, as amended), (v) Dealer not, as a result of such assignment, being required to pay the transferee on any payment date an amount under Section 2(d)(i)(4) of the Agreement greater than an amount that Dealer would have been required to pay to Counterparty in the absence of such transfer and assignment, (vi) no Event of Default, Potential Event of Default or Termination Event occurring as a result of such assignment and (vi) Counterparty being responsible for all reasonable costs and expenses, including reasonable counsel fees, incurred by Dealer in connection with such assignment. In addition, Dealer may transfer or assign without any consent of Counterparty its rights and obligations hereunder and under the Agreement, in whole or in part, to (i) any of its affiliates, (ii) any entities sponsored or organized by, or on behalf of or for the benefit of Dealer or (iii) any leading equity derivatives dealer; provided that, in each case, the transferee or assignee has a rating for its long term, unsecured and unsubordinated indebtedness equal to or better than the lesser of (A) the credit rating of Dealer at the time of the transfer and (B) A- by Standard and Poor’s Ratings Services or its successor (“S&P”), or A3 by Moody’s Investors Service (“Moody’s”) or, if either S&P or Moody’s ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and Dealer. At any time at which any Excess Ownership Position exists, or a Hedging Disruption has occurred and is continuing, if Dealer, in its discretion, is unable to effect a transfer or assignment to a third party in accordance with the requirements set forth above after using its commercially reasonable efforts on pricing terms reasonably acceptable to Dealer and within time period reasonably acceptable to Dealer such that an Excess Ownership Position or a Hedging Disruption, as the case may be, no longer exists, Dealer may designate any Scheduled Trading Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of the Transaction, such that such Excess Ownership Position or Hedging Disruption, as the case may be, no longer exists. In the event that Dealer so designates an Early Termination Date with respect to a portion of the Transaction, a payment or delivery shall be made pursuant to Section 6 of the Agreement and Section 8(b) of this Confirmation as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to the Terminated Portion of the Transaction, (ii) Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such portion of the Transaction shall be the only Terminated Transaction. “Excess Ownership Position” means any of the following: (i) the Equity Percentage exceeds 8.0%, (ii) the Option Equity Percentage exceeds 14.5% or (iii) Dealer or any “affiliate” or “associate” of Dealer would own in excess of 13% of the outstanding Shares for purposes of Section 203 of the Delaware General Corporation Law. The “Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Dealer and any of its affiliates or any other person subject to aggregation with Dealer, for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or of any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part, beneficially owns (within the meaning of Section 13 of the Exchange Act) on such day and (B) the denominator of which is the number of Shares outstanding on such day. The “Option Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the Number of Shares on such day and (B) the denominator of which is the number of Shares outstanding on such day.

(g) Staggered Settlement. Dealer may, by notice to Counterparty on or prior to any Settlement Date (a “Nominal Settlement Date”), elect to deliver the Shares on two or more dates (each, a “Staggered Settlement Date”) or at two or more times on the Nominal Settlement Date as follows:

(i) in such notice, Dealer will specify to Counterparty the related Staggered Settlement Dates (each of which will be on or prior to such Nominal Settlement Date, but not prior to the beginning of the related Settlement Averaging Period) or delivery times and how it will allocate the Shares it is required to deliver under “Delivery Obligation” (above) among the Staggered Settlement Dates or delivery times; and

(ii) the aggregate number of Shares that Dealer will deliver to Counterparty hereunder on all such Staggered Settlement Dates and delivery times will equal the number of Shares that Dealer would otherwise be required to deliver on such Nominal Settlement Date.

(h) Right to Extend. Dealer may postpone any Potential Exercise Date or postpone or extend any other date of valuation or delivery by Dealer, with respect to some or all of the relevant Options (in which event the Calculation Agent shall make appropriate adjustments to the Delivery Obligation for such Options), if Dealer determines, based on advice of counsel, that such extension is reasonably necessary or appropriate to enable Dealer to effect its hedging, hedge unwind or settlement activity hereunder in a manner that would, if Dealer were the Issuer or an affiliated purchaser of the Issuer, be in compliance with applicable legal, regulatory or self-regulatory requirements, and would be in compliance with related policies and procedures applicable to Dealer.

(i) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(j) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty to the extent of any such performance.

(k) Netting and Set-off. Notwithstanding any provision of the Agreement (including without limitation Section 6(f) thereof) and this Confirmation (including without limitation this Section 8(k)) or any other agreement between the parties to the contrary, (A) neither party shall net or set off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument, provided that either party may net and set off any rights of Counterparty against Dealer arising under the Transaction only against obligations of Counterparty to Dealer arising under any transaction or instrument if such transaction or instrument does not convey rights to Dealer senior to the claims of common stockholders in the event of Counterparty’s bankruptcy and (B) in the event of the bankruptcy or liquidation of Counterparty, neither party shall have the right to set off any obligation that it may have to the other party under the Transaction against any obligation such other party may have to it under the Agreement, this Confirmation or any other agreement between the parties hereto, by operation of law or otherwise. The relevant party will give notice to the other party of any netting or set off effected under this provision.

(l) Equity Rights. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Counterparty’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Counterparty’s bankruptcy to any claim arising as a result of a breach by Counterparty of any of its obligations under this Confirmation or the Agreement.

(m) Early Unwind. In the event the sale by Counterparty of the Convertible Securities is not consummated with the initial purchasers thereof pursuant to the Purchase Agreement for any reason by the close of business in New York on April 8, 2008 (or such later date as agreed upon by the parties, which in no event shall be later than April 22, 2008) (April 8, 2008 or such later date being the “Early Unwind Date”), the Transaction shall automatically terminate (the “Early Unwind”), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of Dealer and Counterparty under the Transaction shall be cancelled and terminated, and any premium paid by Counterparty to Dealer hereunder shall promptly be returned to Counterparty (net of any amounts payable by Counterparty under (ii) below) and (ii) Counterparty shall pay to Dealer an amount in cash equal to the aggregate amount of costs and expenses relating to the unwinding of Dealer’s hedging activities in respect of the Transaction (including market losses incurred in reselling any Shares purchased by Dealer or its affiliates in connection with such hedging activities); provided, however, that Counterparty shall not be required to make any such payments under this clause (ii) if the sale of the Convertible Securities is not consummated due to a breach or default on the part of an initial purchaser under the Purchase Agreement. Following such termination, cancellation and payment, each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of either party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date. Dealer and Counterparty represent and acknowledge to the other that upon an Early Unwind and following the payment referred to above, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

(n) Tax Matters. Pursuant to U.S. Treasury Regulation Section 1.1275-6(e), Counterparty hereby identifies this Transaction, and the Options represented hereby, and the Convertible Securities as an “integrated transaction”, within the meaning of U.S. Treasury Regulation Section 1.1275-6(c)(1), whereby the integration of the Convertible Securities and this Transaction results in a synthetic debt instrument issued at a discount which provides for interest payments equal to the interest payments on the Convertible Securities and which matures on March 1, 2013.

(o) Miscellaneous.

(A) Counterparty and, on behalf of Dealer, Agent, each is aware of and agrees to be bound by the rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to option trading and is aware of and agrees not to violate, either alone or in concert with others, the position or exercise limits established by the FINRA. Notwithstanding the foregoing, nothing herein shall constitute a submission to the jurisdiction of the FINRA, including its arbitration provisions, by Counterparty or Dealer.

(B) The time of dealing will be confirmed by Dealer upon written request. The Agent will furnish to Counterparty upon written request a statement as to the source and amount of any remuneration received or to be received by the Agent in connection with the Transaction. Dealer is regulated by the Financial Services Authority.

(C) Dealer is acting for its own account in respect of this Transaction and has instructed the Agent to act as its agent pursuant to instructions of Dealer.

(D) Each of the parties hereto understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

(p) Waiver of Trial by Jury. EACH OF COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(q) Governing Law. THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement with respect to the Transaction by executing this Confirmation and returning it to us by facsimile marked for the attention of Equity Derivatives Incoming Team, OTC Transaction Management, on +44 (020) 7516 8226. If you have any queries regarding the content of the Confirmation, please do not hesitate to contact us on +44 (020) 7773 0034 or via e-mail address: EquityDerivsIncoming@barcap.com. Your failure to respond to this Confirmation shall not affect the validity or enforceability of this Transaction against you.

Yours sincerely,

For and on behalf of:

BARCLAYS CAPITAL INC.,

as Agent for BARCLAYS BANK PLC

By: /s/ Name:
Authorised Signatory
Confirmed as of the
date first above written:
ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
By: /s/ David Wilson

Name: David Wilson
Title: Senior Vice President and
Chief Financial Officer
To: From:	April 4, 2008
Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:David Wilson
Telephone:907-297-3000
Facsimile:907-297-3052
Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Attn: John Servidio
Telephone:212-847-6527
Facsimile:212-230-8610
Re:	Convertible Bond Hedge Transaction (Transaction Reference Number: NY-34145)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below, as amended on April 4, 2008 (the “Transaction”), between Bank of America, N.A. (“Dealer”) and Alaska Communications Systems Group, Inc. (“Counterparty”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

8. This Confirmation is subject to, and incorporates, the definitions and provisions of the 2006 ISDA Definitions (the “2006 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions” and together with the 2006 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2006 Definitions and the Equity Definitions, the Equity Definitions will govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated April 2, 2008 (the “Offering Memorandum”) and the Indenture to be dated on or about April 8, 2008, by and between Counterparty and The Bank of New York as trustee (the “Indenture”), each relating to the USD125,000,000 principal amount of 5.75% convertible notes due March 1, 2013 (the “Convertible Securities”), including the Convertible Securities issued pursuant to the initial purchasers’ exercise of their option to purchase additional Convertible Securities pursuant to the Purchase Agreement (as defined below). Counterparty shall provide Dealer a copy of the executed Indenture on the Effective Date. In the event of any inconsistency between the terms defined in the Indenture or defined in the Offering Memorandum and this Confirmation, this Confirmation shall govern. For the avoidance of doubt, references herein to provisions of the Indenture are based on the description of the Convertible Securities set forth in the Offering Memorandum. If any relevant provisions of the Indenture differ in any material respect from those described in the Offering Memorandum, the parties will, if appropriate, amend this Confirmation in good faith to preserve the economic intent of the parties. The parties further acknowledge that if the Indenture is amended, modified or supplemented following its execution, any such amendment, modification or supplement will be disregarded for purposes of this Confirmation unless the parties agree otherwise in writing.

This Confirmation evidences a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”), as if Dealer and Counterparty had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation) on the Trade Date. For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

9. The Transaction constitutes a Share Option Transaction for purposes of the Equity Definitions. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	April 2, 2008.

Effective Date: The closing date of the initial issuance of the Convertible Securities.

Option Type: Seller: Buyer:	Call. Dealer. Counterparty.

Shares: The Common Stock of Counterparty, par value USD0.01 per share (Ticker Symbol: “ALSK”).

Number of Options: The number of Convertible Securities in denominations of USD1,000 principal amount issued by Counterparty on the closing date for the initial issuance of the Convertible Securities (including the Convertible Securities issued pursuant to the initial purchasers’ exercise of their option to purchase additional Convertible Securities pursuant to the Purchase Agreement (as defined below)).

Number of Shares: As of any date, the product of the Number of Options and the Conversion Rate.

Applicable Percentage: 25%.

Option Entitlement: As of any date, a number of Shares per Option equal to the Conversion Rate.

Strike Price: As of any date, USD1,000 divided by the Option Entitlement.

Conversion Rate: As of any date, the “Applicable Conversion Rate” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ General”) as of such date, but without regard to any adjustments to the “Applicable Conversion Rate” as set forth in the section of the Indenture containing the provision described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Adjustment to shares delivered upon conversion upon certain fundamental changes” (a “Fundamental Change Adjustment”) or any discretionary adjustment as set forth in the section of the Indenture containing the provisions described in the sixth to last paragraph in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” (i.e., the paragraph commencing with “We are permitted to increase . . .”) (a “Discretionary Adjustment”).

Premium: Premium Payment Date:	USD5,107,812.50. The Effective Date.

Exchange: The NASDAQ Global Select Market of the Nasdaq Stock Market, Inc.

Related Exchange:	All Exchanges.
Procedures for Exercise:
Potential Exercise Dates:	Each Conversion Date.

Conversion Date: Each “Conversion Date” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion procedures”) occurring during the period from and excluding the Trade Date to but excluding the Expiration Date, for Convertible Securities that are submitted for conversion on such Conversion Date in accordance with the terms of the Indenture (such Convertible Securities, each in denominations of USD1,000 principal amount, the “Relevant Convertible Securities” for such Conversion Date).

Required Exercise on

Conversion Dates: On each Conversion Date, a number of Options equal to the number of Relevant Convertible Securities for such Conversion Date in denominations of USD1,000 principal amount shall be automatically exercised, subject to “Notice of Exercise” below.

Expiration Date: March 1, 2013.

Automatic Exercise: As provided above under “Required Exercise on Conversion Dates”.

Notice Deadline: In respect of any exercise of Options hereunder on any Conversion Date, the Scheduled Trading Day prior to the first Scheduled Valid Day of the Settlement Averaging Period relating to the Convertible Securities converted on the Conversion Date occurring on the relevant Exercise Date; provided that in the case of any exercise of Options hereunder in connection with the conversion of any Relevant Convertible Securities on any Conversion Date occurring during the period starting on, and including, November 1, 2012 and ending on, and including, the “Scheduled Trading Day” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) immediately preceding the “Maturity Date” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ General”) (the “Final Conversion Period”), the Notice Deadline shall be the “Scheduled Trading Day” immediately preceding the “Maturity Date”.

Notice of Exercise: Notwithstanding anything to the contrary in the Equity Definitions, Dealer shall have no obligation to make any payment or delivery in respect of any exercise of Options hereunder unless Counterparty notifies Dealer in writing prior to 5:00 PM, New York City time, on the Notice Deadline in respect of such exercise of (i) the number of Options being exercised on such Exercise Date, (ii) the Conversion Date and (iii) the applicable settlement method under the Indenture and “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”); provided that in the case of any exercise of relevant Options in connection with the conversion of any Relevant Convertible Securities on any Conversion Date occurring during the Final Conversion Period, the contents of such notice shall be as set forth in clause (i) above. Counterparty acknowledges its responsibilities under applicable securities laws, and in particular Section 9 and Section 10(b) of the Exchange Act (as defined below) and the rules and regulations thereunder, in respect of any election of a settlement method or a “Specified Dollar Amount” with respect to the Convertible Securities. For the avoidance of doubt, if Counterparty fails to give such notice when due in respect of any exercise of Options hereunder, (i) such notice (and the related exercise of Options) shall be effective for Relevant Convertible Securities with a Conversion Date prior to the Final Conversion Period if given after the Notice Deadline, but prior to 5:00 PM New York City time, on the fifth Scheduled Trading Day following the Notice Deadline, in which event the Calculation Agent shall have the right to adjust the Delivery Obligation as appropriate to reflect the additional costs (including, but not limited to, hedging mismatches and market losses) and expenses incurred by Dealer in connection with its hedging activities (including the unwinding of any hedge position) as a result of Dealer not having received such notice on or prior to the Notice Deadline, (ii) in respect of any exercise of Options relating to the conversion of any Relevant Convertible Securities with a Conversion Date during the Final Conversion Period, Dealer’s obligation to make any payment or delivery with respect to such exercise shall be permanently extinguished, and late notice shall not cure such failure and (iii) in any other case of late notice, the Calculation Agent shall determine the amount of Shares and/or cash Dealer is obligated to deliver in respect of such Options and the settlement date therefor.

Final Period Start Date Election: Counterparty shall notify Dealer in writing of the “Specified Dollar Amount” for any Conversion Date occurring on or after August 2, 2012 (the “Final Period Start Date”) by 5:00 PM New York City time, on August 1, 2012; it being understood that Counterparty shall notify Dealer of the same “Specified Dollar Amount” that is applicable to conversions of the Convertible Securities on and after the Final Period Start Date and Counterparty may elect to settle its conversion obligation under the Indenture by cash, Shares or a combination of cash and Shares.

Dealer’s Telephone Number and Telex and/or Facsimile Number and Contact Details for purpose of Giving Notice:	To be provided by Dealer.

Settlement Terms:

Settlement Method: Net Share Extended Settlement, Net Share Regular Settlement, Combination Settlement or Cash Settlement consistent with the settlement method elected by Counterparty for the Relevant Convertible Securities and subject to the provisions below.

Net Share Extended Settlement: Net Share Extended Settlement shall apply if either (i) Counterparty has elected or been deemed to have elected to deliver only Shares to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities or (ii) Counterparty has elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” in connection with the conversion of the Relevant Convertible Securities and the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is less than $1,000.

Net Share Regular Settlement: Net Share Regular Settlement shall apply if (i) Counterparty has elected or been deemed to have elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities and (ii) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is equal to $1,000.

Combination Settlement: Combination Settlement shall apply if (i) Counterparty has elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities and (ii) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is greater than $1,000.

Cash Settlement: Cash Settlement shall apply if Counterparty has elected to deliver only cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities.

Delivery Obligation: In respect of an Exercise Date occurring on a Conversion Date, in lieu of the obligations set forth in Sections 8.1 and 9.1 of the Equity Definitions, and subject to “Notice of Exercise” above, Dealer will deliver to Counterparty, on the relevant Settlement Date,

(a) if Net Share Extended Settlement applies, the Applicable Percentage of a number of Shares equal to the Net Shares (calculated based on the Settlement Averaging Period for Net Share Extended Settlement) in respect of the relevant Options exercised on such Exercise Date. In no event will the Net Shares be less than zero.

(b) if Net Share Regular Settlement applies, the Applicable Percentage of a number of Shares equal to the Net Shares (calculated based on the Settlement Averaging Period for Net Share Regular Settlement) in respect of the relevant Options exercised on such Exercise Date. In no event will the Net Shares be less than zero.

(c) if Combination Settlement applies, the Applicable Percentage of an amount of cash and a number of Shares, if any, equal to the Combination Amount.

(d) if Cash Settlement applies, the Applicable Percentage of an amount of cash equal to the Conversion Value in excess of $1,000.

If such exercise relates to the conversion of Relevant Convertible Securities in connection with which holders thereof are entitled to receive additional Shares and/or cash pursuant to the adjustments to the “Applicable Conversion Rate” pursuant to a Fundamental Change Adjustment, then, notwithstanding the foregoing, the Delivery Obligation shall include the Applicable Percentage of such additional Shares and/or cash, except that the Delivery Obligation shall be capped so that the value of the Delivery Obligation per Option (with the value of any Shares included in the Delivery Obligation determined by the Calculation Agent using the VWAP Price on the last day of the relevant Settlement Averaging Period) does not exceed the amount as determined by the Calculation Agent that would be payable by Dealer pursuant to Section 6 of the Agreement if such Conversion Date were an Early Termination Date resulting from an Additional Termination Event with respect to which the Transaction (except that, for purposes of determining such amount the Number of Options shall be deemed to be equal to the number of Options exercised on such Exercise Date) was the sole Affected Transaction and Counterparty was the sole Affected Party (determined without regard to Section 8(b) of this Confirmation).

Dealer will deliver cash in lieu of any fractional Shares to be delivered with respect to any Net Shares or Combination Amount valued at the VWAP Price for the last Valid Day of the relevant Settlement Averaging Period.

If Counterparty is permitted to or required to exercise discretion under the terms of the Indenture with respect to any determination, calculation or adjustment relevant to conversion of the Convertible Securities, Counterparty shall consult with Dealer with respect thereto and shall make such determination, calculation or adjustment for purposes of the Convertible Securities in a commercially reasonable manner.

Net Shares: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, a number of Shares equal to the sum of, for each Valid Day during the applicable Settlement Averaging Period for such Option, (i) the Option Entitlement on such Valid Day multiplied by (ii) (A) the VWAP Price on such Valid Day less the Strike Price, divided by (B) such VWAP Price, divided by (iii) the number of Valid Days in such Settlement Averaging Period; provided however that if the calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number “zero”.

Valid Day: A day on which (i) trading in the Shares generally occurs on the Exchange or, if the Shares are not then listed on the Exchange, on the principal other U.S. national or regional securities exchange on which the Shares are then listed or, if the Shares are not then listed on a U.S. national or regional securities exchange, in the principal other market on which the Shares are then traded and (ii) there is no Market Disruption Event.

Scheduled Valid Day: A day on which trading in the Shares is scheduled to occur on the principal U.S. national or regional securities exchange or market on which the Shares are listed or admitted for trading. If the Shares are not so listed or admitted for trading, “Scheduled Valid Day” means a New York Business Day.

Market Disruption Event: Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof, and by amending and restating clause (a)(iii) thereof in its entirety to read as follows: “(iii) an Early Closure that the Calculation Agent determines is material.”

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

VWAP Price: On any Valid Day, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ALSK.UQ <equity> VAP” (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Valid Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Valid Day, as determined by the Calculation Agent using a volume-weighted average price method).

Settlement Averaging Period: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date,

(x) with respect to an Option with a Conversion Date occurring prior to the Final Period Start Date, (i) if Net Share Extended Settlement applies, the one hundred twenty (120) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date or (ii) if Net Share Regular Settlement, Combination Settlement or Cash Settlement applies, the sixty (60) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date, or

(y) if Net Share Extended Settlement applies with respect to such Option with a Conversion Date occurring on or after the Final Period Start Date, the one hundred twenty (120) consecutive Valid Days commencing on, and including, the one hundred twenty second (122nd) Scheduled Valid Day immediately prior the Expiration Date; or

(z) if either Net Share Regular Settlement, Combination Settlement or Cash Settlement applies with respect to such Option with a Conversion Date occurring on or after the Final Period Start Date, (A) if the Conversion Date occurs during the Final Conversion Period, the sixty (60) consecutive Valid Days commencing on, and including, the sixty second (62nd) Scheduled Valid Day immediately prior to the Expiration Date or (B) if the Conversion Date occurs on or after the Final Period Start Date but before the Final Conversion Period, the sixty (60) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date.

Combination Amount: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, (A) an amount of cash equal to the difference between (i) the lesser of (x) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) and (y) the Conversion Value and (ii) $1,000, and (B) to the extent the Conversion Value exceeds the applicable “Specified Dollar Amount”, a number of Shares equal to the sum of the Daily Share Amounts for each of the Valid Days during the applicable Settlement Averaging Period; provided, however, that if the calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number “zero”.

Daily Share Amount: Means, for each Valid Day during the applicable Settlement Averaging Period, (A) the greater of (i) zero and (ii) the Option Entitlement on such Valid Day minus the quotient of (x) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) divided by (y) the VWAP Price on such Valid Day divided by (B) 60.

Conversion Value: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, an amount equal to the sum of, for each Valid Day during the applicable Settlement Averaging Period for such Option, (A) the product of (i) the Option Entitlement on such Valid Day and (ii) the VWAP Price on such Valid Day divided by (B) 60.

Settlement Date: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, the date Shares and/or cash will be delivered with respect to the Convertible Securities related to such Option under the terms of the Indenture; provided however that the Settlement Date shall not be prior to the date one Settlement Cycle following the final day of the relevant Settlement Averaging Period.

Other Applicable Provisions: To the extent Dealer is obligated to deliver Shares hereunder, the provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws arising as a result of the fact that Counterparty is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Restricted Certificated Shares: Notwithstanding anything to the contrary in the Equity Definitions, Dealer may, in whole or in part, deliver Shares required to be delivered to Counterparty hereunder in certificated form in lieu of delivery through the Clearance System. With respect to such certificated Shares, the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by deleting the remainder of the provision after the word “encumbrance” in the fourth line thereof.

Share Adjustments:

Method of Adjustment: Notwithstanding Section 11.2 of the Equity Definitions, upon the occurrence of any event or condition set forth in the sections of the Indenture containing the provisions described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” other than any event or condition that would result in a Fundamental Change Adjustment or a Discretionary Adjustment (each, an “Adjustment Event”), the Calculation Agent shall make a corresponding adjustment, if necessary, to the terms relevant to the exercise, settlement, payment or other terms of the Transaction. Immediately upon the occurrence of any Adjustment Event, Counterparty shall notify the Calculation Agent of such Adjustment Event; and once the adjustments to be made to the terms of the Indenture and the Convertible Securities in respect of such Adjustment Event have been determined, Counterparty shall immediately notify the Calculation Agent in writing of the details of such adjustment.

Dividend Adjustment: If at any time during the period from, but excluding, the Trade Date to, and including, the later of the Expiration Date and the last day of the final Settlement Averaging Period, an ex-dividend date for any cash dividend or distribution occurs with respect to the Shares (an “Ex-Dividend Date”) and that dividend or distribution is less than the Regular Dividend on a per Share basis, then the Calculation Agent will adjust any variable relevant to the exercise, settlement, payment or other terms of the Transaction to preserve the fair value of the Transaction to Dealer after taking into account such dividend or distribution. If no Ex-Dividend Date occurs within any regular quarterly dividend period, Counterparty shall be deemed to have paid a cash dividend in an amount of zero with an Ex-Dividend Date occurring on the last Exchange Business Day of such regular quarterly dividend period.

Regular Dividend: USD 0.215 per quarter.

Extraordinary Events:

Merger Events: Notwithstanding Section 12.1(b) of the Equity Definitions, a “Merger Event” means the occurrence of any event or condition set forth in the section of the Indenture containing the provisions described in the eighth to last paragraph in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” (i.e., the paragraph commencing with “In the event of: any reclassification . . .”).

Consequences of Merger Events: Notwithstanding Section 12.2 of the Equity Definitions, upon the occurrence of a Merger Event, the Calculation Agent shall make the corresponding adjustment in respect of any adjustment under the Indenture to any one or more of the nature of the Shares, the Number of Options and any other variable relevant to the exercise, settlement, payment or other terms of the Transaction; provided however that such adjustment shall be made without regard to any adjustment to the “Applicable Conversion Rate” pursuant to a Fundamental Change Adjustment or a Discretionary Adjustment; and provided further that the Calculation Agent may limit or alter any such adjustment referenced in this paragraph so that the fair value of the Transaction to Dealer is not reduced as a result of such adjustment in the case of a “Fundamental Change” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Fundamental change permits holders to require us to purchase notes”) described in clauses (1) or (2) of the definition thereof (for the avoidance of doubt, determined without regard to the 90% publicly traded securities carve-out); and provided further that if, with respect to a Merger Event, the consideration for the Shares includes (or, at the option of a holder of Shares, may include) shares of an entity or person not organized under the laws of the United States, any State thereof or the District of Columbia, Cancellation and Payment (Calculation Agent Determination) shall apply.

Notice of Merger Consideration: Upon the occurrence of a Merger Event that causes the Shares to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of election of the holders of the Shares), Counterparty shall reasonably promptly (but, in any event, prior to the date on which such Merger Event is consummated) notify the Calculation Agent of (i) the weighted average of the types and amounts of consideration to be received by the holders of Shares entitled to receive cash, securities or other property or assets with respect to or in exchange for such Shares in any Merger Event who affirmatively make such an election and (ii) the details of the adjustment to be made under the Indenture in respect of such Merger Event.

Nationalization, Insolvency

•	r Delisting: Cancellation and Payment (Calculation Agent Determination); provided that, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Hedging Party:	(a)Change in Law: (b)Failure to Deliver: (c)Insolvency Filing: (d)Hedging Disruption: (e)Increased Cost of Hedging:	Applicable. Applicable. Applicable. Applicable. Applicable. For all applicable Additional Disruption Events, Dealer.
Determining Party:		For all applicable Additional Disruption Events, Dealer.
Acknowledgments:
Non-Reliance:		Applicable.
Agreements and Acknowledgments
Regarding Hedging Activities:		Applicable.
Additional Acknowledgments:		Applicable.
10.	Calculation Agent:	Dealer.

11. Account Details:

Dealer Payment Instructions: Counterparty Payment Instructions:	Bank of America New York, NY SWIFT: BOFAUS65 Bank Routing: 026-009-593 Account Name: Bank of America Account No.: 0012333-34172 First National Bank Alaska

ABA: 125 200 060
Account Name: Alaska Communications Systems
Account No.: 1512 540 4

12. Offices:

The Office of Dealer for the Transaction is:
Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019 Attention:	John Servidio
Telephone:	212-847-6527
Facsimile:	212-230-8610

The Office of Counterparty for the Transaction is: Not applicable.

13. Notices: For purposes of this Confirmation:

Address for notices or communications to Counterparty:
To:	Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:	David Wilson
Title: Chief Financial Officer
Telephone:	907-297-3000
Facsimile:	907-297-3052
Address for notices or communications to Dealer:
To:	Bank of America, N.A.

c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019 Attn:	John Servidio
Telephone:	212-847-6527
Facsimile:	212-230-8610

14. Representations, Warranties and Agreements:

(a) In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Counterparty represents and warrants to and for the benefit of, and agrees with, Dealer as follows:

(i) On the Trade Date, and as of the date of any election by Counterparty of the Share Termination Alternative under (and as defined in) Section 8(b) below, none of Counterparty and its officers and directors is aware of any material nonpublic information regarding Counterparty or the Shares. On the Trade Date, each of Counterparty’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are required to be filed from and including the ending date of Counterparty’s most recent prior fiscal year have been filed.

(ii) (A) On the Trade Date, the Shares or securities that are convertible into, or exchangeable or exercisable for Shares, are not, and shall not be, subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act (“Regulation M”) and (B) Counterparty shall not engage in any “distribution,” as such term is defined in Regulation M, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M, until the second Exchange Business Day immediately following the Trade Date.

(iii) On the Trade Date, neither Counterparty nor any “affiliate” or “affiliated purchaser” (each as defined in Rule 10b-18 under the Exchange Act (“Rule 10b-18”)) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares, except through Dealer.

(iv) Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Dealer is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 128, 133, 149 (each as amended), or 150, EITF Issue No. 00-19, 01-6, 03-6 or 07-5 (or any successor issue statements), under FASB’s Liabilities & Equity Project or under any other accounting guidance.

(v) Without limiting the generality of Section 3(a)(iii) of the Agreement, the Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act.

(vi) Prior to the Trade Date, Counterparty shall deliver to Dealer a resolution of Counterparty’s board of directors authorizing the Transaction and such other certificate or certificates as Dealer shall reasonably request.

(vii) Counterparty is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(viii) Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(ix) On each of the Trade Date and the Premium Payment Date, Counterparty would be able to purchase the Shares hereunder in compliance with the laws of the jurisdiction of its incorporation.

(x) The representations and warranties of Counterparty set forth in Section 3 of the Agreement and Section 1 of the Purchase Agreement, dated April 2, 2008, between Counterparty and Banc of America Securities LLC as the representative of the initial purchasers party thereto (the “Purchase Agreement”) are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein.

(xi) Counterparty understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency.

(b) Each of Dealer and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c) Each of Dealer and Counterparty acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof. Accordingly, Counterparty represents and warrants to Dealer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account and without a view to the distribution or resale thereof, and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d) Each of Dealer and Counterparty agrees and acknowledges that Dealer is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Dealer is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(e) Counterparty shall deliver to Dealer an opinion of counsel, dated as of the Effective Date and reasonably acceptable to Dealer in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8. Other Provisions:

(a) Additional Termination Events. The occurrence of (i) an “Event of Default” with respect to Counterparty under the terms of the Convertible Securities as set forth in the Indenture as described in the Offering Memorandum under “Description of notes — Events of default” or (ii) an Amendment Event shall be an Additional Termination Event with respect to which the Transaction is the sole Affected Transaction and Counterparty is the sole Affected Party and Dealer shall be the party entitled to designate an Early Termination Date pursuant to Section 6(b) of the Agreement.

“Amendment Event” means that Counterparty amends, modifies, supplements, waives or obtains a waiver in respect of any term of the Indenture or the Convertible Securities governing the principal amount, coupon, maturity, repurchase obligation of Counterparty, redemption right of Counterparty, any term relating to conversion of the Convertible Securities (including changes to the conversion price, conversion settlement dates or conversion conditions), or any term that would require consent of the holders of not less than 100% of the principal amount of the Convertible Securities to amend, in each case without the prior consent of Dealer.

(b) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, subject to Section 8(k) below, Dealer shall owe Counterparty any amount pursuant to “Consequences of Merger Events” above or Sections 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, that resulted from an event or events within Counterparty’s control) (a “Payment Obligation”), Counterparty shall have the right, in its sole discretion, to require Dealer to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the relevant merger date, Announcement Date, Early Termination Date or date of cancellation or termination for an Additional Disruption Event, as applicable (“Notice of Share Termination”); provided that if Counterparty does not require Dealer to satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty’s failure to elect or election to the contrary. Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the relevant merger date, Announcement Date, Early Termination Date or date of cancellation or termination for an Additional Disruption Event, as applicable:

Share Termination Alternative: Share Termination Delivery Property: Share Termination Unit Price: Share Termination Delivery Unit: Failure to Deliver: Other applicable provisions:	Applicable and means that Dealer shall
deliver to Counterparty the Share
Termination Delivery Property on the date on
which the Payment Obligation would otherwise
be due pursuant to “Consequences of Merger
Events” above, Section 12.7 or 12.9 of the
Equity Definitions or Section 6(d)(ii) of
the Agreement, as applicable or such later
date as the Calculation Agent may determine
(the “Share Termination Payment Date”), in
satisfaction of the Payment Obligation.

A number of Share Termination Delivery
Units, as calculated by the Calculation
Agent, equal to the Payment Obligation
divided by the Share Termination Unit Price.
The Calculation Agent shall adjust the
Share Termination Delivery Property by
replacing any fractional portion of a
security therein with an amount of cash
equal to the value of such fractional
security based on the values used to
calculate the Share Termination Unit Price.
The value of property contained in one Share
Termination Delivery Unit on the date such
Share Termination Delivery Units are to be
delivered as Share Termination Delivery
Property, as determined by the Calculation
Agent in its discretion by commercially
reasonable means and notified by the
Calculation Agent to Dealer at the time of
notification of the Payment Obligation.
In the case of a Termination Event, Event of
Default, Delisting or Additional Disruption
Event, one Share or, in the case of an
Insolvency, Nationalization or Merger Event,
a unit consisting of the number or amount of
each type of property received by a holder
of one Share (without consideration of any
requirement to pay cash or other
consideration in lieu of fractional amounts
of any securities) in such Insolvency,
Nationalization or Merger Event. If such
Insolvency, Nationalization or Merger Event
involves a choice of consideration to be
received by holders, such holder shall be
deemed to have elected to receive the
maximum possible amount of cash.
Applicable.
If Share Termination Alternative is
applicable, the provisions of Sections 9.8,
9.9, 9.10, 9.11 (except that the
Representation and Agreement contained in
Section 9.11 of the Equity Definitions shall
be modified by excluding any representations
therein relating to restrictions,
obligations, limitations or requirements
under applicable securities laws arising as
a result of the fact that Counterparty is
the Issuer of the Shares) and 9.12 of the
Equity Definitions will be applicable as if
“Physical Settlement” applied to the
Transaction, except that all references to
“Shares” shall be read as references to
“Share Termination Delivery Units.”

(c) Disposition of Hedge Shares. Counterparty hereby agrees that if, in the good faith reasonable judgment of Dealer, any Shares (the “Hedge Shares”) acquired by Dealer for the purpose of hedging its obligations pursuant to the Transaction cannot be sold in the public market by Dealer without registration under the Securities Act, Counterparty shall, at its election: (i) in order to allow Dealer to sell the Hedge Shares in a registered offering, make available to Dealer an effective registration statement under the Securities Act to cover the resale of such Hedge Shares and (A) enter into an agreement, in form and substance satisfactory to Dealer, substantially in the form of an underwriting agreement for a registered offering, (B) provide accountant’s “comfort” letters in customary form for registered offerings of equity securities, (C) provide disclosure opinions of nationally recognized outside counsel to Counterparty reasonably acceptable to Dealer, (D) provide other customary opinions, certificates and closing documents customary in form for registered offerings of equity securities and (E) afford Dealer a reasonable opportunity to conduct a “due diligence” investigation with respect to Counterparty customary in scope for underwritten offerings of equity securities; provided, however, that if Dealer, in its sole reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section 8(c) shall apply at the election of Counterparty; (ii) in order to allow Dealer to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to Dealer, including customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Dealer, due diligence rights (for Dealer or any designated buyer of the Hedge Shares from Dealer), opinions and certificates and such other documentation as is customary for private placements agreements, all reasonably acceptable to Dealer (in which case, the Calculation Agent shall make any adjustments to the terms of the Transaction that are necessary, in its reasonable judgment, to compensate Dealer for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement); or (iii) purchase the Hedge Shares from Dealer at the VWAP Price on such Exchange Business Days, and in the amounts, requested by Dealer. “VWAP Price” means, on any Exchange Business Day, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ALSK.UQ <equity> VAP” (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Exchange Business Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Exchange Business Day, as determined by the Calculation Agent using a volume-weighted method). This paragraph shall survive the termination, expiration or Early Unwind of the Transaction.

(d) Amendment to Equity Definitions. The following amendment shall be made to the Equity Definitions:

Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA 2002 Master Agreement with respect to that Issuer.”

(e) Repurchase and Conversion Rate Adjustment Notices. Counterparty shall, at least 10 Scheduled Trading Days prior to effecting any repurchase of Shares or consummating or otherwise executing or engaging in any transaction or event (a “Conversion Rate Adjustment Event”) that would lead to an increase in the Applicable Conversion Rate (as such term is defined in the Indenture), give Dealer a written notice of such repurchase or Conversion Rate Adjustment Event (a “Percentage Notice”) if, following such repurchase or Conversion Rate Adjustment Event, the Notice Percentage as determined on the date of such Percentage Notice is (i) greater than 6% and (ii) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Shares and the denominator of which is the number of Shares outstanding on such day. In the event that Counterparty fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this Section 8(e) then Counterparty agrees to indemnify and hold harmless Dealer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Counterparty will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Counterparty) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Dealer.

(f) Transfer and Assignment. Either party may transfer any of its rights or obligations under the Transaction with the prior written consent of the non-transferring party, such consent not to be unreasonably withheld. For the avoidance of doubt, Dealer may condition its consent on any of the following, without limitation: (i) the receipt by Dealer of opinions and documents reasonably satisfactory to Dealer in connection with such assignment, (ii) such assignment being effected on terms reasonably satisfactory to Dealer with respect to any legal and regulatory requirements relevant to Dealer, (iii) Counterparty continuing to be obligated to provide notices hereunder relating to the Convertible Securities and continuing to be obligated with respect to “Disposition of Hedge Shares” and “Repurchase and Conversion Rate Adjustment Notices” above, (iv) such assignment being made to a U.S. person (as defined in the Internal Revenue Code of 1986, as amended), (v) Dealer not, as a result of such assignment, being required to pay the transferee on any payment date an amount under Section 2(d)(i)(4) of the Agreement greater than an amount that Dealer would have been required to pay to Counterparty in the absence of such transfer and assignment, (vi) no Event of Default, Potential Event of Default or Termination Event occurring as a result of such assignment and (vi) Counterparty being responsible for all reasonable costs and expenses, including reasonable counsel fees, incurred by Dealer in connection with such assignment. In addition, Dealer may transfer or assign without any consent of Counterparty its rights and obligations hereunder and under the Agreement, in whole or in part, to (i) any of its affiliates, (ii) any entities sponsored or organized by, or on behalf of or for the benefit of Dealer or (iii) any leading equity derivatives dealer; provided that, in each case, the transferee or assignee has a rating for its long term, unsecured and unsubordinated indebtedness equal to or better than the lesser of (A) the credit rating of Dealer at the time of the transfer and (B) A- by Standard and Poor’s Ratings Services or its successor (“S&P”), or A3 by Moody’s Investors Service (“Moody’s”) or, if either S&P or Moody’s ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and Dealer. At any time at which any Excess Ownership Position exists, or a Hedging Disruption has occurred and is continuing, if Dealer, in its discretion, is unable to effect a transfer or assignment to a third party in accordance with the requirements set forth above after using its commercially reasonable efforts on pricing terms reasonably acceptable to Dealer and within time period reasonably acceptable to Dealer such that an Excess Ownership Position or a Hedging Disruption, as the case may be, no longer exists, Dealer may designate any Scheduled Trading Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of the Transaction, such that such Excess Ownership Position or Hedging Disruption, as the case may be, no longer exists. In the event that Dealer so designates an Early Termination Date with respect to a portion of the Transaction, a payment or delivery shall be made pursuant to Section 6 of the Agreement and Section 8(b) of this Confirmation as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to the Terminated Portion of the Transaction, (ii) Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such portion of the Transaction shall be the only Terminated Transaction. “Excess Ownership Position” means any of the following: (i) the Equity Percentage exceeds 8.0%, (ii) the Option Equity Percentage exceeds 14.5% or (iii) Dealer or any “affiliate” or “associate” of Dealer would own in excess of 13% of the outstanding Shares for purposes of Section 203 of the Delaware General Corporation Law. The “Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Dealer and any of its affiliates or any other person subject to aggregation with Dealer, for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or of any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part, beneficially owns (within the meaning of Section 13 of the Exchange Act) on such day and (B) the denominator of which is the number of Shares outstanding on such day. The “Option Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the Number of Shares on such day and (B) the denominator of which is the number of Shares outstanding on such day.

(g) Staggered Settlement. Dealer may, by notice to Counterparty on or prior to any Settlement Date (a “Nominal Settlement Date”), elect to deliver the Shares on two or more dates (each, a “Staggered Settlement Date”) or at two or more times on the Nominal Settlement Date as follows:

(i) in such notice, Dealer will specify to Counterparty the related Staggered Settlement Dates (each of which will be on or prior to such Nominal Settlement Date, but not prior to the beginning of the related Settlement Averaging Period) or delivery times and how it will allocate the Shares it is required to deliver under “Delivery Obligation” (above) among the Staggered Settlement Dates or delivery times; and

(ii) the aggregate number of Shares that Dealer will deliver to Counterparty hereunder on all such Staggered Settlement Dates and delivery times will equal the number of Shares that Dealer would otherwise be required to deliver on such Nominal Settlement Date.

(h) Right to Extend. Dealer may postpone any Potential Exercise Date or postpone or extend any other date of valuation or delivery by Dealer, with respect to some or all of the relevant Options (in which event the Calculation Agent shall make appropriate adjustments to the Delivery Obligation for such Options), if Dealer determines, based on advice of counsel, that such extension is reasonably necessary or appropriate to enable Dealer to effect its hedging, hedge unwind or settlement activity hereunder in a manner that would, if Dealer were the Issuer or an affiliated purchaser of the Issuer, be in compliance with applicable legal, regulatory or self-regulatory requirements, and would be in compliance with related policies and procedures applicable to Dealer.

(i) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(j) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty to the extent of any such performance.

(k) Netting and Set-off. Notwithstanding any provision of the Agreement (including without limitation Section 6(f) thereof) and this Confirmation (including without limitation this Section 8(k)) or any other agreement between the parties to the contrary, (A) neither party shall net or set off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument, provided that either party may net and set off any rights of Counterparty against Dealer arising under the Transaction only against obligations of Counterparty to Dealer arising under any transaction or instrument if such transaction or instrument does not convey rights to Dealer senior to the claims of common stockholders in the event of Counterparty’s bankruptcy and (B) in the event of the bankruptcy or liquidation of Counterparty, neither party shall have the right to set off any obligation that it may have to the other party under the Transaction against any obligation such other party may have to it under the Agreement, this Confirmation or any other agreement between the parties hereto, by operation of law or otherwise. The relevant party will give notice to the other party of any netting or set off effected under this provision.

(l) Equity Rights. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Counterparty’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Counterparty’s bankruptcy to any claim arising as a result of a breach by Counterparty of any of its obligations under this Confirmation or the Agreement.

(m) Early Unwind. In the event the sale by Counterparty of the Convertible Securities is not consummated with the initial purchasers thereof pursuant to the Purchase Agreement for any reason by the close of business in New York on April 8, 2008 (or such later date as agreed upon by the parties, which in no event shall be later than April 22, 2008) (April 8, 2008 or such later date being the “Early Unwind Date”), the Transaction shall automatically terminate (the “Early Unwind”), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of Dealer and Counterparty under the Transaction shall be cancelled and terminated, and any premium paid by Counterparty to Dealer hereunder shall promptly be returned to Counterparty (net of any amounts payable by Counterparty under (ii) below) and (ii) Counterparty shall pay to Dealer an amount in cash equal to the aggregate amount of costs and expenses relating to the unwinding of Dealer’s hedging activities in respect of the Transaction (including market losses incurred in reselling any Shares purchased by Dealer or its affiliates in connection with such hedging activities); provided, however, that Counterparty shall not be required to make any such payments under this clause (ii) if the sale of the Convertible Securities is not consummated due to a breach or default on the part of an initial purchaser under the Purchase Agreement. Following such termination, cancellation and payment, each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of either party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date. Dealer and Counterparty represent and acknowledge to the other that upon an Early Unwind and following the payment referred to above, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

(n) Tax Matters. Pursuant to U.S. Treasury Regulation Section 1.1275-6(e), Counterparty hereby identifies this Transaction, and the Options represented hereby, and the Convertible Securities as an “integrated transaction”, within the meaning of U.S. Treasury Regulation Section 1.1275-6(c)(1), whereby the integration of the Convertible Securities and this Transaction results in a synthetic debt instrument issued at a discount which provides for interest payments equal to the interest payments on the Convertible Securities and which matures on March 1, 2013.

(o) Waiver of Trial by Jury. EACH OF COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(p) Governing Law. THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Counterparty hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Counterparty with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us.

Yours faithfully,

BANK OF AMERICA, N.A.

By: /s/ Christopher Hutmaker

Name: Christopher Hutmaker Title: Managing Director
Agreed and Accepted By:
ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
By:/s/ David Wilson

Name: David Wilson
Title: Senior Vice President and
Chief Financial Officer
To: From: 60 Victoria Embankment London EC4Y OJP England	April 4, 2008
Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:David Wilson
Telephone:907-297-3000
Facsimile:907-297-3052
JPMorgan Chase Bank, National Association
P.O. Box 161

Telephone:212-622-6707
Facsimile:212-622-8534
Re:	Convertible Bond Hedge Transaction (Transaction Reference Number: 2916038)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below, as amended on April 4, 2008 (the “Transaction”), between JPMorgan Chase Bank, National Association (“Dealer”) and Alaska Communications Systems Group, Inc. (“Counterparty”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

15. This Confirmation is subject to, and incorporates, the definitions and provisions of the 2006 ISDA Definitions (the “2006 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions” and together with the 2006 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2006 Definitions and the Equity Definitions, the Equity Definitions will govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated April 2, 2008 (the “Offering Memorandum”) and the Indenture to be dated on or about April 8, 2008, by and between Counterparty and The Bank of New York as trustee (the “Indenture”), each relating to the USD125,000,000 principal amount of 5.75% convertible notes due March 1, 2013 (the “Convertible Securities”), including the Convertible Securities issued pursuant to the initial purchasers’ exercise of their option to purchase additional Convertible Securities pursuant to the Purchase Agreement (as defined below). Counterparty shall provide Dealer a copy of the executed Indenture on the Effective Date. In the event of any inconsistency between the terms defined in the Indenture or defined in the Offering Memorandum and this Confirmation, this Confirmation shall govern. For the avoidance of doubt, references herein to provisions of the Indenture are based on the description of the Convertible Securities set forth in the Offering Memorandum. If any relevant provisions of the Indenture differ in any material respect from those described in the Offering Memorandum, the parties will, if appropriate, amend this Confirmation in good faith to preserve the economic intent of the parties. The parties further acknowledge that if the Indenture is amended, modified or supplemented following its execution, any such amendment, modification or supplement will be disregarded for purposes of this Confirmation unless the parties agree otherwise in writing.

This Confirmation evidences a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”), as if Dealer and Counterparty had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation) on the Trade Date. For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

16. The Transaction constitutes a Share Option Transaction for purposes of the Equity Definitions. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	April 2, 2008.

Effective Date: The closing date of the initial issuance of the Convertible Securities.

Option Type: Seller: Buyer:	Call. Dealer. Counterparty.

Shares: The Common Stock of Counterparty, par value USD0.01 per share (Ticker Symbol: “ALSK”).

Number of Options: The number of Convertible Securities in denominations of USD1,000 principal amount issued by Counterparty on the closing date for the initial issuance of the Convertible Securities (including the Convertible Securities issued pursuant to the initial purchasers’ exercise of their option to purchase additional Convertible Securities pursuant to the Purchase Agreement (as defined below)).

Number of Shares: As of any date, the product of the Number of Options and the Conversion Rate.

Applicable Percentage: 25%.

Option Entitlement: As of any date, a number of Shares per Option equal to the Conversion Rate.

Strike Price: As of any date, USD1,000 divided by the Option Entitlement.

Conversion Rate: As of any date, the “Applicable Conversion Rate” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ General”) as of such date, but without regard to any adjustments to the “Applicable Conversion Rate” as set forth in the section of the Indenture containing the provision described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Adjustment to shares delivered upon conversion upon certain fundamental changes” (a “Fundamental Change Adjustment”) or any discretionary adjustment as set forth in the section of the Indenture containing the provisions described in the sixth to last paragraph in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” (i.e., the paragraph commencing with “We are permitted to increase . . .”) (a “Discretionary Adjustment”).

Premium: Premium Payment Date:	USD5,107,812.50. The Effective Date.

Exchange: The NASDAQ Global Select Market of the Nasdaq Stock Market, Inc.

Related Exchange:	All Exchanges.
Procedures for Exercise:
Potential Exercise Dates:	Each Conversion Date.

Conversion Date: Each “Conversion Date” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion procedures”) occurring during the period from and excluding the Trade Date to but excluding the Expiration Date, for Convertible Securities that are submitted for conversion on such Conversion Date in accordance with the terms of the Indenture (such Convertible Securities, each in denominations of USD1,000 principal amount, the “Relevant Convertible Securities” for such Conversion Date).

Required Exercise on

Conversion Dates: On each Conversion Date, a number of Options equal to the number of Relevant Convertible Securities for such Conversion Date in denominations of USD1,000 principal amount shall be automatically exercised, subject to “Notice of Exercise” below.

Expiration Date: March 1, 2013.

Automatic Exercise: As provided above under “Required Exercise on Conversion Dates”.

Notice Deadline: In respect of any exercise of Options hereunder on any Conversion Date, the Scheduled Trading Day prior to the first Scheduled Valid Day of the Settlement Averaging Period relating to the Convertible Securities converted on the Conversion Date occurring on the relevant Exercise Date; provided that in the case of any exercise of Options hereunder in connection with the conversion of any Relevant Convertible Securities on any Conversion Date occurring during the period starting on, and including, November 1, 2012 and ending on, and including, the “Scheduled Trading Day” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) immediately preceding the “Maturity Date” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ General”) (the “Final Conversion Period”), the Notice Deadline shall be the “Scheduled Trading Day” immediately preceding the “Maturity Date”.

Notice of Exercise: Notwithstanding anything to the contrary in the Equity Definitions, Dealer shall have no obligation to make any payment or delivery in respect of any exercise of Options hereunder unless Counterparty notifies Dealer in writing prior to 5:00 PM, New York City time, on the Notice Deadline in respect of such exercise of (i) the number of Options being exercised on such Exercise Date, (ii) the Conversion Date and (iii) the applicable settlement method under the Indenture and “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”); provided that in the case of any exercise of relevant Options in connection with the conversion of any Relevant Convertible Securities on any Conversion Date occurring during the Final Conversion Period, the contents of such notice shall be as set forth in clause (i) above. Counterparty acknowledges its responsibilities under applicable securities laws, and in particular Section 9 and Section 10(b) of the Exchange Act (as defined below) and the rules and regulations thereunder, in respect of any election of a settlement method or a “Specified Dollar Amount” with respect to the Convertible Securities. For the avoidance of doubt, if Counterparty fails to give such notice when due in respect of any exercise of Options hereunder, (i) such notice (and the related exercise of Options) shall be effective for Relevant Convertible Securities with a Conversion Date prior to the Final Conversion Period if given after the Notice Deadline, but prior to 5:00 PM New York City time, on the fifth Scheduled Trading Day following the Notice Deadline, in which event the Calculation Agent shall have the right to adjust the Delivery Obligation as appropriate to reflect the additional costs (including, but not limited to, hedging mismatches and market losses) and expenses incurred by Dealer in connection with its hedging activities (including the unwinding of any hedge position) as a result of Dealer not having received such notice on or prior to the Notice Deadline, (ii) in respect of any exercise of Options relating to the conversion of any Relevant Convertible Securities with a Conversion Date during the Final Conversion Period, Dealer’s obligation to make any payment or delivery with respect to such exercise shall be permanently extinguished, and late notice shall not cure such failure and (iii) in any other case of late notice, the Calculation Agent shall determine the amount of Shares and/or cash Dealer is obligated to deliver in respect of such Options and the settlement date therefor.

Final Period Start Date Election: Counterparty shall notify Dealer in writing of the “Specified Dollar Amount” for any Conversion Date occurring on or after August 2, 2012 (the “Final Period Start Date”) by 5:00 PM New York City time, on August 1, 2012; it being understood that Counterparty shall notify Dealer of the same “Specified Dollar Amount” that is applicable to conversions of the Convertible Securities on and after the Final Period Start Date and Counterparty may elect to settle its conversion obligation under the Indenture by cash, Shares or a combination of cash and Shares.

Dealer’s Telephone Number and Telex and/or Facsimile Number and Contact Details for purpose of Giving Notice:	To be provided by Dealer.

Settlement Terms:

Settlement Method: Net Share Extended Settlement, Net Share Regular Settlement, Combination Settlement or Cash Settlement consistent with the settlement method elected by Counterparty for the Relevant Convertible Securities and subject to the provisions below.

Net Share Extended Settlement: Net Share Extended Settlement shall apply if either (i) Counterparty has elected or been deemed to have elected to deliver only Shares to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities or (ii) Counterparty has elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” in connection with the conversion of the Relevant Convertible Securities and the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is less than $1,000.

Net Share Regular Settlement: Net Share Regular Settlement shall apply if (i) Counterparty has elected or been deemed to have elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities and (ii) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is equal to $1,000.

Combination Settlement: Combination Settlement shall apply if (i) Counterparty has elected to deliver a combination of Shares and cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities and (ii) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) with respect to such conversion is greater than $1,000.

Cash Settlement: Cash Settlement shall apply if Counterparty has elected to deliver only cash to satisfy the “Conversion Obligation” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) in connection with the conversion of the Relevant Convertible Securities.

Delivery Obligation: In respect of an Exercise Date occurring on a Conversion Date, in lieu of the obligations set forth in Sections 8.1 and 9.1 of the Equity Definitions, and subject to “Notice of Exercise” above, Dealer will deliver to Counterparty, on the relevant Settlement Date,

(a) if Net Share Extended Settlement applies, the Applicable Percentage of a number of Shares equal to the Net Shares (calculated based on the Settlement Averaging Period for Net Share Extended Settlement) in respect of the relevant Options exercised on such Exercise Date. In no event will the Net Shares be less than zero.

(b) if Net Share Regular Settlement applies, the Applicable Percentage of a number of Shares equal to the Net Shares (calculated based on the Settlement Averaging Period for Net Share Regular Settlement) in respect of the relevant Options exercised on such Exercise Date. In no event will the Net Shares be less than zero.

(c) if Combination Settlement applies, the Applicable Percentage of an amount of cash and a number of Shares, if any, equal to the Combination Amount.

(d) if Cash Settlement applies, the Applicable Percentage of an amount of cash equal to the Conversion Value in excess of $1,000.

If such exercise relates to the conversion of Relevant Convertible Securities in connection with which holders thereof are entitled to receive additional Shares and/or cash pursuant to the adjustments to the “Applicable Conversion Rate” pursuant to a Fundamental Change Adjustment, then, notwithstanding the foregoing, the Delivery Obligation shall include the Applicable Percentage of such additional Shares and/or cash, except that the Delivery Obligation shall be capped so that the value of the Delivery Obligation per Option (with the value of any Shares included in the Delivery Obligation determined by the Calculation Agent using the VWAP Price on the last day of the relevant Settlement Averaging Period) does not exceed the amount as determined by the Calculation Agent that would be payable by Dealer pursuant to Section 6 of the Agreement if such Conversion Date were an Early Termination Date resulting from an Additional Termination Event with respect to which the Transaction (except that, for purposes of determining such amount the Number of Options shall be deemed to be equal to the number of Options exercised on such Exercise Date) was the sole Affected Transaction and Counterparty was the sole Affected Party (determined without regard to Section 8(b) of this Confirmation).

Dealer will deliver cash in lieu of any fractional Shares to be delivered with respect to any Net Shares or Combination Amount valued at the VWAP Price for the last Valid Day of the relevant Settlement Averaging Period.

If Counterparty is permitted to or required to exercise discretion under the terms of the Indenture with respect to any determination, calculation or adjustment relevant to conversion of the Convertible Securities, Counterparty shall consult with Dealer with respect thereto and shall make such determination, calculation or adjustment for purposes of the Convertible Securities in a commercially reasonable manner.

Net Shares: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, a number of Shares equal to the sum of, for each Valid Day during the applicable Settlement Averaging Period for such Option, (i) the Option Entitlement on such Valid Day multiplied by (ii) (A) the VWAP Price on such Valid Day less the Strike Price, divided by (B) such VWAP Price, divided by (iii) the number of Valid Days in such Settlement Averaging Period; provided however that if the calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number “zero”.

Valid Day: A day on which (i) trading in the Shares generally occurs on the Exchange or, if the Shares are not then listed on the Exchange, on the principal other U.S. national or regional securities exchange on which the Shares are then listed or, if the Shares are not then listed on a U.S. national or regional securities exchange, in the principal other market on which the Shares are then traded and (ii) there is no Market Disruption Event.

Scheduled Valid Day: A day on which trading in the Shares is scheduled to occur on the principal U.S. national or regional securities exchange or market on which the Shares are listed or admitted for trading. If the Shares are not so listed or admitted for trading, “Scheduled Valid Day” means a New York Business Day.

Market Disruption Event: Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof, and by amending and restating clause (a)(iii) thereof in its entirety to read as follows: “(iii) an Early Closure that the Calculation Agent determines is material.”

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

VWAP Price: On any Valid Day, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ALSK.UQ <equity> VAP” (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Valid Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Valid Day, as determined by the Calculation Agent using a volume-weighted average price method).

Settlement Averaging Period: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date,

(x) with respect to an Option with a Conversion Date occurring prior to the Final Period Start Date, (i) if Net Share Extended Settlement applies, the one hundred twenty (120) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date or (ii) if Net Share Regular Settlement, Combination Settlement or Cash Settlement applies, the sixty (60) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date, or

(y) if Net Share Extended Settlement applies with respect to such Option with a Conversion Date occurring on or after the Final Period Start Date, the one hundred twenty (120) consecutive Valid Days commencing on, and including, the one hundred twenty second (122nd) Scheduled Valid Day immediately prior the Expiration Date; or

(z) if either Net Share Regular Settlement, Combination Settlement or Cash Settlement applies with respect to such Option with a Conversion Date occurring on or after the Final Period Start Date, (A) if the Conversion Date occurs during the Final Conversion Period, the sixty (60) consecutive Valid Days commencing on, and including, the sixty second (62nd) Scheduled Valid Day immediately prior to the Expiration Date or (B) if the Conversion Date occurs on or after the Final Period Start Date but before the Final Conversion Period, the sixty (60) consecutive Valid Days commencing on and including the third Valid Day following such Conversion Date.

Combination Amount: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, (A) an amount of cash equal to the difference between (i) the lesser of (x) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) and (y) the Conversion Value and (ii) $1,000, and (B) to the extent the Conversion Value exceeds the applicable “Specified Dollar Amount”, a number of Shares equal to the sum of the Daily Share Amounts for each of the Valid Days during the applicable Settlement Averaging Period; provided, however, that if the calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number “zero”.

Daily Share Amount: Means, for each Valid Day during the applicable Settlement Averaging Period, (A) the greater of (i) zero and (ii) the Option Entitlement on such Valid Day minus the quotient of (x) the applicable “Specified Dollar Amount” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Settlement upon conversion”) divided by (y) the VWAP Price on such Valid Day divided by (B) 60.

Conversion Value: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, an amount equal to the sum of, for each Valid Day during the applicable Settlement Averaging Period for such Option, (A) the product of (i) the Option Entitlement on such Valid Day and (ii) the VWAP Price on such Valid Day divided by (B) 60.

Settlement Date: In respect of any Option exercised on any Exercise Date corresponding to a Conversion Date, the date Shares and/or cash will be delivered with respect to the Convertible Securities related to such Option under the terms of the Indenture; provided however that the Settlement Date shall not be prior to the date one Settlement Cycle following the final day of the relevant Settlement Averaging Period.

Other Applicable Provisions: To the extent Dealer is obligated to deliver Shares hereunder, the provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws arising as a result of the fact that Counterparty is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Restricted Certificated Shares: Notwithstanding anything to the contrary in the Equity Definitions, Dealer may, in whole or in part, deliver Shares required to be delivered to Counterparty hereunder in certificated form in lieu of delivery through the Clearance System. With respect to such certificated Shares, the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by deleting the remainder of the provision after the word “encumbrance” in the fourth line thereof.

Share Adjustments:

Method of Adjustment: Notwithstanding Section 11.2 of the Equity Definitions, upon the occurrence of any event or condition set forth in the sections of the Indenture containing the provisions described in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” other than any event or condition that would result in a Fundamental Change Adjustment or a Discretionary Adjustment (each, an “Adjustment Event”), the Calculation Agent shall make a corresponding adjustment, if necessary, to the terms relevant to the exercise, settlement, payment or other terms of the Transaction. Immediately upon the occurrence of any Adjustment Event, Counterparty shall notify the Calculation Agent of such Adjustment Event; and once the adjustments to be made to the terms of the Indenture and the Convertible Securities in respect of such Adjustment Event have been determined, Counterparty shall immediately notify the Calculation Agent in writing of the details of such adjustment.

Dividend Adjustment: If at any time during the period from, but excluding, the Trade Date to, and including, the later of the Expiration Date and the last day of the final Settlement Averaging Period, an ex-dividend date for any cash dividend or distribution occurs with respect to the Shares (an “Ex-Dividend Date”) and that dividend or distribution is less than the Regular Dividend on a per Share basis, then the Calculation Agent will adjust any variable relevant to the exercise, settlement, payment or other terms of the Transaction to preserve the fair value of the Transaction to Dealer after taking into account such dividend or distribution. If no Ex-Dividend Date occurs within any regular quarterly dividend period, Counterparty shall be deemed to have paid a cash dividend in an amount of zero with an Ex-Dividend Date occurring on the last Exchange Business Day of such regular quarterly dividend period.

Regular Dividend: USD 0.215 per quarter.

Extraordinary Events:

Merger Events: Notwithstanding Section 12.1(b) of the Equity Definitions, a “Merger Event” means the occurrence of any event or condition set forth in the section of the Indenture containing the provisions described in the eighth to last paragraph in the Offering Memorandum under “Description of notes ¯ Conversion rights ¯ Conversion rate adjustments” (i.e., the paragraph commencing with “In the event of: any reclassification . . .”).

Consequences of Merger Events: Notwithstanding Section 12.2 of the Equity Definitions, upon the occurrence of a Merger Event, the Calculation Agent shall make the corresponding adjustment in respect of any adjustment under the Indenture to any one or more of the nature of the Shares, the Number of Options and any other variable relevant to the exercise, settlement, payment or other terms of the Transaction; provided however that such adjustment shall be made without regard to any adjustment to the “Applicable Conversion Rate” pursuant to a Fundamental Change Adjustment or a Discretionary Adjustment; and provided further that the Calculation Agent may limit or alter any such adjustment referenced in this paragraph so that the fair value of the Transaction to Dealer is not reduced as a result of such adjustment in the case of a “Fundamental Change” (as defined in the Indenture as described in the Offering Memorandum under “Description of notes ¯ Fundamental change permits holders to require us to purchase notes”) described in clauses (1) or (2) of the definition thereof (for the avoidance of doubt, determined without regard to the 90% publicly traded securities carve-out); and provided further that if, with respect to a Merger Event, the consideration for the Shares includes (or, at the option of a holder of Shares, may include) shares of an entity or person not organized under the laws of the United States, any State thereof or the District of Columbia, Cancellation and Payment (Calculation Agent Determination) shall apply.

Notice of Merger Consideration: Upon the occurrence of a Merger Event that causes the Shares to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of election of the holders of the Shares), Counterparty shall reasonably promptly (but, in any event, prior to the date on which such Merger Event is consummated) notify the Calculation Agent of (i) the weighted average of the types and amounts of consideration to be received by the holders of Shares entitled to receive cash, securities or other property or assets with respect to or in exchange for such Shares in any Merger Event who affirmatively make such an election and (ii) the details of the adjustment to be made under the Indenture in respect of such Merger Event.

Nationalization, Insolvency

•	r Delisting: Cancellation and Payment (Calculation Agent Determination); provided that, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Hedging Party:	(a)Change in Law: (b)Failure to Deliver: (c)Insolvency Filing: (d)Hedging Disruption: (e)Increased Cost of Hedging:	Applicable. Applicable. Applicable. Applicable. Applicable. For all applicable Additional Disruption Events, Dealer.
Determining Party:		For all applicable Additional Disruption Events, Dealer.
Acknowledgments:
Non-Reliance:		Applicable.
Agreements and Acknowledgments
Regarding Hedging Activities:		Applicable.
Additional Acknowledgments:		Applicable.
17.	Calculation Agent:	Dealer.

18. Account Details:

Dealer Payment Instructions: JPMorgan Chase Bank, National Association, New York

ABA: 021 000 021
Favour: JPMorgan Chase Bank, National Association – London
A/C: 0010962009 CHASUS33

Account for delivery of Shares to JPMorgan:
Counterparty Payment Instructions:	DTC 060 First National Bank Alaska

ABA: 125 200 060
Account Name: Alaska Communications Systems

Account No.: 1512 540 4

19. Offices:

The Office of Dealer for the Transaction is:

JPMorgan Chase Bank, National Association
London Branch
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

The Office of Counterparty for the Transaction is: Not applicable.

20. Notices: For purposes of this Confirmation:

Address for notices or communications to Counterparty:
To:	Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:	David Wilson
Title: Chief Financial Officer
Telephone:	907-297-3000
Facsimile:	907-297-3052
Address for notices or communications to Dealer:
To:	JPMorgan Chase Bank, National Association
277 Park Avenue, 11th Floor
New York, NY 10172
Attn:	Mariusz Kwasnik
Title: Operations Analyst
EDG Corporate Marketing
Telephone:	212-622-6707
Facsimile:	212-622-8534

21. Representations, Warranties and Agreements:

(a) In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Counterparty represents and warrants to and for the benefit of, and agrees with, Dealer as follows:

(i) On the Trade Date, and as of the date of any election by Counterparty of the Share Termination Alternative under (and as defined in) Section 8(b) below, none of Counterparty and its officers and directors is aware of any material nonpublic information regarding Counterparty or the Shares. On the Trade Date, each of Counterparty’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are required to be filed from and including the ending date of Counterparty’s most recent prior fiscal year have been filed.

(ii) (A) On the Trade Date, the Shares or securities that are convertible into, or exchangeable or exercisable for Shares, are not, and shall not be, subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act (“Regulation M”) and (B) Counterparty shall not engage in any “distribution,” as such term is defined in Regulation M, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M, until the second Exchange Business Day immediately following the Trade Date.

(iii) On the Trade Date, neither Counterparty nor any “affiliate” or “affiliated purchaser” (each as defined in Rule 10b-18 under the Exchange Act (“Rule 10b-18”)) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares, except through Dealer.

(iv) Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Dealer is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 128, 133, 149 (each as amended), or 150, EITF Issue No. 00-19, 01-6, 03-6 or 07-5 (or any successor issue statements), under FASB’s Liabilities & Equity Project or under any other accounting guidance.

(v) Without limiting the generality of Section 3(a)(iii) of the Agreement, the Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act.

(vi) Prior to the Trade Date, Counterparty shall deliver to Dealer a resolution of Counterparty’s board of directors authorizing the Transaction and such other certificate or certificates as Dealer shall reasonably request.

(vii) Counterparty is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(viii) Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(ix) On each of the Trade Date and the Premium Payment Date, Counterparty would be able to purchase the Shares hereunder in compliance with the laws of the jurisdiction of its incorporation.

(x) The representations and warranties of Counterparty set forth in Section 3 of the Agreement and Section 1 of the Purchase Agreement, dated April 2, 2008, between Counterparty and Banc of America Securities LLC as the representative of the initial purchasers party thereto (the “Purchase Agreement”) are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein.

(xi) Counterparty understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency.

(b) Each of Dealer and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c) Each of Dealer and Counterparty acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof. Accordingly, Counterparty represents and warrants to Dealer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account and without a view to the distribution or resale thereof, and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d) Each of Dealer and Counterparty agrees and acknowledges that Dealer is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Dealer is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(e) Counterparty shall deliver to Dealer an opinion of counsel, dated as of the Effective Date and reasonably acceptable to Dealer in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8. Other Provisions:

(a) Additional Termination Events. The occurrence of (i) an “Event of Default” with respect to Counterparty under the terms of the Convertible Securities as set forth in the Indenture as described in the Offering Memorandum under “Description of notes — Events of default” or (ii) an Amendment Event shall be an Additional Termination Event with respect to which the Transaction is the sole Affected Transaction and Counterparty is the sole Affected Party and Dealer shall be the party entitled to designate an Early Termination Date pursuant to Section 6(b) of the Agreement.

“Amendment Event” means that Counterparty amends, modifies, supplements, waives or obtains a waiver in respect of any term of the Indenture or the Convertible Securities governing the principal amount, coupon, maturity, repurchase obligation of Counterparty, redemption right of Counterparty, any term relating to conversion of the Convertible Securities (including changes to the conversion price, conversion settlement dates or conversion conditions), or any term that would require consent of the holders of not less than 100% of the principal amount of the Convertible Securities to amend, in each case without the prior consent of Dealer.

(b) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, subject to Section 8(k) below, Dealer shall owe Counterparty any amount pursuant to “Consequences of Merger Events” above or Sections 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, that resulted from an event or events within Counterparty’s control) (a “Payment Obligation”), Counterparty shall have the right, in its sole discretion, to require Dealer to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the relevant merger date, Announcement Date, Early Termination Date or date of cancellation or termination for an Additional Disruption Event, as applicable (“Notice of Share Termination”); provided that if Counterparty does not require Dealer to satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty’s failure to elect or election to the contrary. Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the relevant merger date, Announcement Date, Early Termination Date or date of cancellation or termination for an Additional Disruption Event, as applicable:

Share Termination Alternative: Share Termination Delivery Property: Share Termination Unit Price: Share Termination Delivery Unit: Failure to Deliver: Other applicable provisions:	Applicable and means that Dealer shall
deliver to Counterparty the Share
Termination Delivery Property on the date on
which the Payment Obligation would otherwise
be due pursuant to “Consequences of Merger
Events” above, Section 12.7 or 12.9 of the
Equity Definitions or Section 6(d)(ii) of
the Agreement, as applicable or such later
date as the Calculation Agent may determine
(the “Share Termination Payment Date”), in
satisfaction of the Payment Obligation.

A number of Share Termination Delivery
Units, as calculated by the Calculation
Agent, equal to the Payment Obligation
divided by the Share Termination Unit Price.
The Calculation Agent shall adjust the
Share Termination Delivery Property by
replacing any fractional portion of a
security therein with an amount of cash
equal to the value of such fractional
security based on the values used to
calculate the Share Termination Unit Price.
The value of property contained in one Share
Termination Delivery Unit on the date such
Share Termination Delivery Units are to be
delivered as Share Termination Delivery
Property, as determined by the Calculation
Agent in its discretion by commercially
reasonable means and notified by the
Calculation Agent to Dealer at the time of
notification of the Payment Obligation.
In the case of a Termination Event, Event of
Default, Delisting or Additional Disruption
Event, one Share or, in the case of an
Insolvency, Nationalization or Merger Event,
a unit consisting of the number or amount of
each type of property received by a holder
of one Share (without consideration of any
requirement to pay cash or other
consideration in lieu of fractional amounts
of any securities) in such Insolvency,
Nationalization or Merger Event. If such
Insolvency, Nationalization or Merger Event
involves a choice of consideration to be
received by holders, such holder shall be
deemed to have elected to receive the
maximum possible amount of cash.
Applicable.
If Share Termination Alternative is
applicable, the provisions of Sections 9.8,
9.9, 9.10, 9.11 (except that the
Representation and Agreement contained in
Section 9.11 of the Equity Definitions shall
be modified by excluding any representations
therein relating to restrictions,
obligations, limitations or requirements
under applicable securities laws arising as
a result of the fact that Counterparty is
the Issuer of the Shares) and 9.12 of the
Equity Definitions will be applicable as if
“Physical Settlement” applied to the
Transaction, except that all references to
“Shares” shall be read as references to
“Share Termination Delivery Units.”

(c) Disposition of Hedge Shares. Counterparty hereby agrees that if, in the good faith reasonable judgment of Dealer, any Shares (the “Hedge Shares”) acquired by Dealer for the purpose of hedging its obligations pursuant to the Transaction cannot be sold in the public market by Dealer without registration under the Securities Act, Counterparty shall, at its election: (i) in order to allow Dealer to sell the Hedge Shares in a registered offering, make available to Dealer an effective registration statement under the Securities Act to cover the resale of such Hedge Shares and (A) enter into an agreement, in form and substance satisfactory to Dealer, substantially in the form of an underwriting agreement for a registered offering, (B) provide accountant’s “comfort” letters in customary form for registered offerings of equity securities, (C) provide disclosure opinions of nationally recognized outside counsel to Counterparty reasonably acceptable to Dealer, (D) provide other customary opinions, certificates and closing documents customary in form for registered offerings of equity securities and (E) afford Dealer a reasonable opportunity to conduct a “due diligence” investigation with respect to Counterparty customary in scope for underwritten offerings of equity securities; provided, however, that if Dealer, in its sole reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section 8(c) shall apply at the election of Counterparty; (ii) in order to allow Dealer to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to Dealer, including customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Dealer, due diligence rights (for Dealer or any designated buyer of the Hedge Shares from Dealer), opinions and certificates and such other documentation as is customary for private placements agreements, all reasonably acceptable to Dealer (in which case, the Calculation Agent shall make any adjustments to the terms of the Transaction that are necessary, in its reasonable judgment, to compensate Dealer for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement); or (iii) purchase the Hedge Shares from Dealer at the VWAP Price on such Exchange Business Days, and in the amounts, requested by Dealer. “VWAP Price” means, on any Exchange Business Day, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ALSK.UQ <equity> VAP” (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Exchange Business Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Exchange Business Day, as determined by the Calculation Agent using a volume-weighted method). This paragraph shall survive the termination, expiration or Early Unwind of the Transaction.

(d) Amendment to Equity Definitions. The following amendment shall be made to the Equity Definitions:

Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA 2002 Master Agreement with respect to that Issuer.”

(e) Repurchase and Conversion Rate Adjustment Notices. Counterparty shall, at least 10 Scheduled Trading Days prior to effecting any repurchase of Shares or consummating or otherwise executing or engaging in any transaction or event (a “Conversion Rate Adjustment Event”) that would lead to an increase in the Applicable Conversion Rate (as such term is defined in the Indenture), give Dealer a written notice of such repurchase or Conversion Rate Adjustment Event (a “Percentage Notice”) if, following such repurchase or Conversion Rate Adjustment Event, the Notice Percentage as determined on the date of such Percentage Notice is (i) greater than 6% and (ii) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Shares and the denominator of which is the number of Shares outstanding on such day. In the event that Counterparty fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this Section 8(e) then Counterparty agrees to indemnify and hold harmless Dealer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Counterparty will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Counterparty) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Dealer.

(f) Transfer and Assignment. Either party may transfer any of its rights or obligations under the Transaction with the prior written consent of the non-transferring party, such consent not to be unreasonably withheld. For the avoidance of doubt, Dealer may condition its consent on any of the following, without limitation: (i) the receipt by Dealer of opinions and documents reasonably satisfactory to Dealer in connection with such assignment, (ii) such assignment being effected on terms reasonably satisfactory to Dealer with respect to any legal and regulatory requirements relevant to Dealer, (iii) Counterparty continuing to be obligated to provide notices hereunder relating to the Convertible Securities and continuing to be obligated with respect to “Disposition of Hedge Shares” and “Repurchase and Conversion Rate Adjustment Notices” above, (iv) such assignment being made to a U.S. person (as defined in the Internal Revenue Code of 1986, as amended), (v) Dealer not, as a result of such assignment, being required to pay the transferee on any payment date an amount under Section 2(d)(i)(4) of the Agreement greater than an amount that Dealer would have been required to pay to Counterparty in the absence of such transfer and assignment, (vi) no Event of Default, Potential Event of Default or Termination Event occurring as a result of such assignment and (vi) Counterparty being responsible for all reasonable costs and expenses, including reasonable counsel fees, incurred by Dealer in connection with such assignment. In addition, Dealer may transfer or assign without any consent of Counterparty its rights and obligations hereunder and under the Agreement, in whole or in part, to (i) any of its affiliates, (ii) any entities sponsored or organized by, or on behalf of or for the benefit of Dealer or (iii) any leading equity derivatives dealer; provided that, in each case, the transferee or assignee has a rating for its long term, unsecured and unsubordinated indebtedness equal to or better than the lesser of (A) the credit rating of Dealer at the time of the transfer and (B) A- by Standard and Poor’s Ratings Services or its successor (“S&P”), or A3 by Moody’s Investors Service (“Moody’s”) or, if either S&P or Moody’s ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and Dealer. At any time at which any Excess Ownership Position exists, or a Hedging Disruption has occurred and is continuing, if Dealer, in its discretion, is unable to effect a transfer or assignment to a third party in accordance with the requirements set forth above after using its commercially reasonable efforts on pricing terms reasonably acceptable to Dealer and within time period reasonably acceptable to Dealer such that an Excess Ownership Position or a Hedging Disruption, as the case may be, no longer exists, Dealer may designate any Scheduled Trading Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of the Transaction, such that such Excess Ownership Position or Hedging Disruption, as the case may be, no longer exists. In the event that Dealer so designates an Early Termination Date with respect to a portion of the Transaction, a payment or delivery shall be made pursuant to Section 6 of the Agreement and Section 8(b) of this Confirmation as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to the Terminated Portion of the Transaction, (ii) Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such portion of the Transaction shall be the only Terminated Transaction. “Excess Ownership Position” means any of the following: (i) the Equity Percentage exceeds 8.0%, (ii) the Option Equity Percentage exceeds 14.5% or (iii) Dealer or any “affiliate” or “associate” of Dealer would own in excess of 13% of the outstanding Shares for purposes of Section 203 of the Delaware General Corporation Law. The “Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Dealer and any of its affiliates or any other person subject to aggregation with Dealer, for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or of any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part, beneficially owns (within the meaning of Section 13 of the Exchange Act) on such day and (B) the denominator of which is the number of Shares outstanding on such day. The “Option Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the Number of Shares on such day and (B) the denominator of which is the number of Shares outstanding on such day.

(g) Staggered Settlement. Dealer may, by notice to Counterparty on or prior to any Settlement Date (a “Nominal Settlement Date”), elect to deliver the Shares on two or more dates (each, a “Staggered Settlement Date”) or at two or more times on the Nominal Settlement Date as follows:

(i) in such notice, Dealer will specify to Counterparty the related Staggered Settlement Dates (each of which will be on or prior to such Nominal Settlement Date, but not prior to the beginning of the related Settlement Averaging Period) or delivery times and how it will allocate the Shares it is required to deliver under “Delivery Obligation” (above) among the Staggered Settlement Dates or delivery times; and

(ii) the aggregate number of Shares that Dealer will deliver to Counterparty hereunder on all such Staggered Settlement Dates and delivery times will equal the number of Shares that Dealer would otherwise be required to deliver on such Nominal Settlement Date.

(h) Right to Extend. Dealer may postpone any Potential Exercise Date or postpone or extend any other date of valuation or delivery by Dealer, with respect to some or all of the relevant Options (in which event the Calculation Agent shall make appropriate adjustments to the Delivery Obligation for such Options), if Dealer determines, based on advice of counsel, that such extension is reasonably necessary or appropriate to enable Dealer to effect its hedging, hedge unwind or settlement activity hereunder in a manner that would, if Dealer were the Issuer or an affiliated purchaser of the Issuer, be in compliance with applicable legal, regulatory or self-regulatory requirements, and would be in compliance with related policies and procedures applicable to Dealer.

(i) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(j) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty to the extent of any such performance.

(k) Netting and Set-off. Notwithstanding any provision of the Agreement (including without limitation Section 6(f) thereof) and this Confirmation (including without limitation this Section 8(k)) or any other agreement between the parties to the contrary, (A) neither party shall net or set off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument, provided that either party may net and set off any rights of Counterparty against Dealer arising under the Transaction only against obligations of Counterparty to Dealer arising under any transaction or instrument if such transaction or instrument does not convey rights to Dealer senior to the claims of common stockholders in the event of Counterparty’s bankruptcy and (B) in the event of the bankruptcy or liquidation of Counterparty, neither party shall have the right to set off any obligation that it may have to the other party under the Transaction against any obligation such other party may have to it under the Agreement, this Confirmation or any other agreement between the parties hereto, by operation of law or otherwise. The relevant party will give notice to the other party of any netting or set off effected under this provision.

(l) Equity Rights. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Counterparty’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Counterparty’s bankruptcy to any claim arising as a result of a breach by Counterparty of any of its obligations under this Confirmation or the Agreement.

(m) Early Unwind. In the event the sale by Counterparty of the Convertible Securities is not consummated with the initial purchasers thereof pursuant to the Purchase Agreement for any reason by the close of business in New York on April 8, 2008 (or such later date as agreed upon by the parties, which in no event shall be later than April 22, 2008) (April 8, 2008 or such later date being the “Early Unwind Date”), the Transaction shall automatically terminate (the “Early Unwind”), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of Dealer and Counterparty under the Transaction shall be cancelled and terminated, and any premium paid by Counterparty to Dealer hereunder shall promptly be returned to Counterparty (net of any amounts payable by Counterparty under (ii) below) and (ii) Counterparty shall pay to Dealer an amount in cash equal to the aggregate amount of costs and expenses relating to the unwinding of Dealer’s hedging activities in respect of the Transaction (including market losses incurred in reselling any Shares purchased by Dealer or its affiliates in connection with such hedging activities); provided, however, that Counterparty shall not be required to make any such payments under this clause (ii) if the sale of the Convertible Securities is not consummated due to a breach or default on the part of an initial purchaser under the Purchase Agreement. Following such termination, cancellation and payment, each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of either party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date. Dealer and Counterparty represent and acknowledge to the other that upon an Early Unwind and following the payment referred to above, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

(n) Tax Matters. Pursuant to U.S. Treasury Regulation Section 1.1275-6(e), Counterparty hereby identifies this Transaction, and the Options represented hereby, and the Convertible Securities as an “integrated transaction”, within the meaning of U.S. Treasury Regulation Section 1.1275-6(c)(1), whereby the integration of the Convertible Securities and this Transaction results in a synthetic debt instrument issued at a discount which provides for interest payments equal to the interest payments on the Convertible Securities and which matures on March 1, 2013.

(o) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of Dealer (“JPMSI”), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Transaction.

(p) Waiver of Trial by Jury. EACH OF COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(q) Governing Law. THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Counterparty hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Counterparty with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us.

Yours faithfully,

J.P. MORGAN SECURITIES INC.,
AS AGENT FOR JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

		By:	/s/ Jeffrey Zajkowski

Name: Jeffrey Zajkowski Title: Managing Director
Agreed and Accepted By:
ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
By:	/s/ David Wilson

Name: David Wilson

Title: Senior Vice President and

Chief Financial Officer